As filed with the Securities and Exchange Commission
                                 on May 15, 2003

                                                        Registration No. 2-38679
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 42                     [X]

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                AMENDMENT NO. 42                             [X]
                        (Check appropriate box or boxes)

                          PAX WORLD BALANCED FUND, INC.
                (formerly known as PAX WORLD FUND, INCORPORATED)
               (Exact Name of Registrant as Specified in Charter)

                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853
               (Address of Principal Executive Offices) (Zip Code)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  800-767-1729

                           PAX WORLD MANAGEMENT CORP.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853
                          ATTENTION: LAURENCE A. SHADEK
                                     THOMAS W. GRANT
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant [ ] On (date) pursuant to paragraph (b) to paragraph (b)

[ ] 60 days after filing pursuant to  [ ] On (date) pursuant to paragraph (a)(1)
    paragraph (a)(1)

[ ] 75 days after filing pursuant to  [ ] On (date) pursuant to paragraph (a)(2)
    paragraph (a)(2)                      of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for fiscal year ended December 31, 2002 was filed with the Securities and Exchange Commission on March 26, 2003.

                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)

                      N-1A ITEM NO.                                          LOCATION
                      -------------                                          --------

                                                     PART A

Item 1.  Front and Back Cover Pages.........................  Front Cover Page; Back Cover Page

Item 2.  Risk/Return Summary: Investments,
         Risks, and Performance.............................  The Balanced Fund - Risk / Return Summary:
                                                              Investment Objective, Strategies, Performance
                                                              and Risks

Item 3.  Risk/Return Summary: Fee Table.....................  (i)  The Balanced Fund - Fees and
                                                              Expenses; (ii) Financial Highlights

Item 4.  Investment Objectives, Principal Investment
         Strategies, and Related Risks......................  (i) The Balanced Fund - Risk / Return Summary:
                                                              Investment Objective, Strategies, Performance
                                                              and Risks; (ii) Investment Objectives, Principal
                                                              Investment Strategies and Additional Principal
                                                              Risks

Item 5.  Management's Discussion of Fund
         Performance........................................  Not Applicable

Item 6.  Management, Organization, and Capital
         Structure..........................................  Management, Organization and Capital Structure
                                                              of the Funds

Item 7.  Shareholder Information............................  (i) How Your Share Price (NAV) is Determined;
                                                              (ii) Shareholder Guide; (iii) Taxes, Dividends
                                                              and Distributions; (iv) Shareholder Services;
                                                              and (v) Additional Information

Item 8.  Distribution Arrangements.........................   Management, Organization and Capital Structure -
                                                              Distribution

Item 9.  Financial Highlights Information..................   The Balanced Fund - Financial Highlights


                                                     PART B

Item 10.  Cover Page and Table of Contents.................   Cover Page; Table of Contents

Item 11.  Fund History.....................................   Fund Histories

Item 12.  Description of the Fund and
          Its Investments and Risks........................   (i) Investment Objectives, Strategies and
                                                              Philosophies; (ii) Investments and Special
                                                              Considerations; Risk Factors; and (iii)
                                                              Investment Restrictions

Item 13.  Management of the Fund...........................   (i) Management of the Funds - Officers and
                                                              Directors; (ii) Management of the Funds -
                                                              Code of Ethics; and (iii) Management of the
                                                              Funds - Proxy Voting Guidelines

Item 14.  Control Persons and Principal Holders of
          Securities.......................................   Management of the Funds - Control Persons and
                                                              Principal Holders of Securities

Item 15.  Investment Advisory and Other
          Services.........................................   Investment Advisory and Other Services

Item 16.  Brokerage Allocation and Other
          Practices........................................   Brokerage Allocation and Other Practices

Item 17.  Capital Stock and Other Securities...............   Capital Stock and Other Securities

Item 18.  Purchase, Redemption, and Pricing
          of Shares........................................   Purchase, Redemption, Exchange and Pricing of
                                                              Fund Shares

Item 19.  Taxation of the Fund.............................   Taxation of the Funds

Item 20.  Underwriters.....................................   Distribution

Item 21.  Calculation of Performance Data..................   Calculation of Performance Data

Item 22.  Financial Statements.............................   Financial Statements


                                     PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A
                                   PROSPECTUS


                                [PAX WORLD LOGO]

                                   Prospectus
                              Application Enclosed


                             PAX WORLD BALANCED FUND

                              PAX WORLD GROWTH FUND

                            PAX WORLD HIGH YIELD FUND


                                  May 15, 2003


Pax World offers mutual funds that seek to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. To denote this endeavor, the Funds have adopted the name "Pax World".


         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION RELATING HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Pax World Funds' Privacy Policy and Practices Notice is included with this Prospectus but is not considered to be a part of this Prospectus.

OVERVIEW

Pax World Balanced Fund, Inc. (the "Balanced Fund"), Pax World Growth Fund, Inc. (the "Growth Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") (individually, a "Fund"; collectively, the "Funds") are mutual funds that seek to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or Companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. To denote this endeavor, the Funds have adopted the name "Pax World".


THE BALANCED FUND

The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.


THE GROWTH FUND

The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.


THE HIGH YIELD FUND

The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

This Prospectus contains the information about the Funds that you should know before investing. You are advised to read this Prospectus and retain it for future reference.

                               TABLE OF CONTENTS

                                                                           Page
THE BALANCED FUND
     RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
     STRATEGIES, PERFORMANCE AND RISKS......................................   1
         Investment Objective / Goal........................................   1
         Principal Investment Strategies....................................   1
         Principal Risks....................................................   1
              Performance Bar Chart.........................................   2
              Average Annual Total Returns - past 10 years..................   2
              Growth of a $10,000 Investment - past 10 years................   3
              Highest and Lowest Quarterly Returns - past 10 years..........   4
     FEES AND EXPENSES......................................................   4
     FINANCIAL HIGHLIGHTS...................................................   5

THE GROWTH FUND
     RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
     STRATEGIES, PERFORMANCE AND RISKS......................................   6
         Investment Objective / Goal........................................   6
         Principal Investment Strategies....................................   6
         Principal Risks....................................................   7
              Performance Bar Chart.........................................   8
              Average Annual Total Returns..................................   8
              Growth of a $10,000 Investment - since 6/11/97................   9
              Highest and Lowest Quarterly Returns - since 6/11/97..........  10
     FEES AND EXPENSES......................................................  10
     FINANCIAL HIGHLIGHTS...................................................  11

THE HIGH YIELD FUND
     RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
     STRATEGIES, PERFORMANCE AND RISKS......................................  12
         Investment Objective / Goal........................................  12
         Principal Investment Strategies....................................  12
         Principal Risks....................................................  13
              Performance Bar Chart.........................................  15
              Average Annual Total Returns..................................  15
              Growth of a $10,000 Investment - since 10/8/99................  16
              Highest and Lowest Quarterly Returns - since 10/8/99..........  17
     FEES AND EXPENSES......................................................  17
     FINANCIAL HIGHLIGHTS...................................................  19

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND ADDITIONAL PRINCIPAL RISKS..............................................  20
     Investment Objectives..................................................  20
     Principal Investment Strategies........................................  20
     Additional Principal Risks.............................................  22

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
OF THE FUNDS................................................................  27
     Incorporation..........................................................  27
     Description of Common Stock............................................  27
     Officers and Directors.................................................  27
     Adviser................................................................  28
         Pax World Management Corp..........................................  28
         Portfolio Managers.................................................  29

     Distribution...........................................................  30
     Custodian and Transfer and Dividend Disbursing Agent...................  30
     Shareholder Meetings...................................................  31

HOW YOUR SHARE PRICE (NAV) IS DETERMINED....................................  31

SHAREHOLDER GUIDE...........................................................  31
     How to Purchase Shares.................................................  31
     How to Sell Your Shares................................................  34
     How to Exchange Your Shares............................................  38

TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................  39
     Taxation of the Funds..................................................  39
     Taxation of Shareholders...............................................  40
     Withholding Taxes......................................................  40
     Dividends and Distributions............................................  40

SHAREHOLDER SERVICES........................................................  41
     Online Account Access..................................................  41
     Automatic Investment Plan..............................................  41
     Tax-Deferred Retirement Plans..........................................  42
     Voluntary Withdrawal Plan..............................................  42
     Reports to Shareholders................................................  42
     Shareholder Inquiries..................................................  42

VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE..........................  42

ADDITIONAL INFORMATION......................................................  43

PRIVACY POLICY AND PRACTICES NOTICE.........................................  44

THE BALANCED FUND

RISK / RETURN SUMMARY:
INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and/or debentures. These percentages may vary, however, depending upon market conditions.

The Balanced Fund may also invest in (1) other equity-related securities, including convertible securities, (2) equity and debt securities of foreign issuers, (3) corporate and other debt securities, including investment grade fixed income securities (i.e., securities rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) of generally short-average maturity and high-average credit quality, and (4) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Balanced Fund will not invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Balanced Fund's ethical objectives and policies. In addition, the ethical investment policy of the Balanced Fund is to exclude from its portfolio securities of:

     o    companies engaged in military activities;

     o companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

     o other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense; and

     o companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.


PRINCIPAL RISKS

The principal risks of investing in the Balanced Fund are price volatility, interest rate risk, risks associated with foreign security investments, risks associated with socially responsible investing, management risk and, in general, the risk of losing money by investing in the Balanced Fund.

     o PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

     o INTEREST RATE RISK refers to fluctuations in the value of a fixed income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed income security prices fall. In addition, interest rate risk tends to increase as the duration of a fixed income security increases.

     o The Balanced Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the Balanced Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the Balanced Fund in connection with conversions between currencies.

     o The Balanced Fund's SOCIALLY RESPONSIBLE OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds.

     o Pax World Management Corp. (the "Adviser") strives to anticipate market movements along with the risks described above and actively manages the Balanced Fund based upon its judgment.

     o MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Balanced Fund's strategy effectively.

You should understand that all investments involve risk, there can be no guarantee against loss resulting from an investment in the Balanced Fund, and there can be no assurance that the Balanced Fund's investment objective will be attained.

PERFORMANCE BAR CHART*

The information in the following bar chart provides some indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year. While analyzing this information, please note that past performance is not necessarily an indication of how the Balanced Fund will perform in the future.

  -1.05%      2.65%      29.19%     10.36%      25.12%      24.62%     17.23%     5.66%     -9.09%     -8.86
   1993        1994       1995       1996        1997        1998       1999       2000      2001       2002

*The Adviser assumed certain expenses during fiscal year 2002; total return figures for that year would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Balanced Fund distributions or on the redemption of Balanced Fund shares. Total return figures represent past performance, which is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURNS - PAST 10 YEARS

The information in the following table provides some indication of the risks of investing in the Balanced Fund by showing how the Balanced Fund's average annual total returns (including operating expenses and any applicable shareholder fees) for 1, 5 and 10 years compare with the S&P 500 Index, the 60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index Blend, broad measures of market performance, and the Lipper Balanced Fund

Index. The table also presents the impact of taxes on the Balanced Fund's return. To calculate these figures, the Balanced Fund uses the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but does not take into consideration state or local income taxes.

In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please note that your individual after-tax returns depend upon your particular tax situation and may differ, therefore, from the after-tax returns shown in the table. In addition, please note that the information in the following table does not apply to tax-deferred accounts, such as individual retirement accounts and 401(k) accounts, because such accounts are only subject to taxes upon redemption. Finally, please keep in mind that past performance - whether before taxes or after taxes - is not necessarily an indication of how the Balanced Fund will perform in the future.

                                                              Periods Ended December 31, 2002
                                                      1 Year              5 Years             10 Years
    Balanced Fund*
          Return Before Taxes                         -8.86%               5.05%               8.77%
          Return After Taxes on Distributions         -9.50%               3.46%               6.78%
          Return After Taxes on Distributions and     -5.44%               3.75%               6.56%
             Sale of Fund Shares

    S&P 500 Index**                                  -22.10%              -0.59%               9.34%
    60% S&P 500 Index / 40% Lehman Brothers
        Aggregate Bond Index Blend**                  -9.82%               3.10%               8.94%
    Lipper Balanced Fund Index** / ***               -10.69%               2.10%               7.53%

*The Adviser assumed certain expenses during fiscal year 2002; total return figures for that year would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

**Total return figures reflect no deduction for fees, expenses or taxes.

***The Lipper Balanced Fund Index is comprised of balanced funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

GROWTH OF A $10,000 INVESTMENT, COMPOUNDED ANNUALLY

Balanced Fund*         $10,000    $9,895   $10,157   $13,122    $14,482   $18,119   $22,580   $26,471   $27,969   $25,427   $23,174
S&P 500 Index**        $10,000   $11,008   $11,153   $15,345    $18,868   $25,163   $32,352   $39,164   $35,598   $31,367   $24,434
  60% S&P 500
  Index / 40%
Lehman Brothers
 Aggregate Bond
  Index Blend**        $10,000   $10,999   $10,963   $14,215    $16,343   $20,203   $24,442   $27,376   $27,104   $26,096   $23,534
Lipper Balanced
  Fund Index** / ***   $10,000   $11,167   $10,921   $13,607    $15,377   $18,460   $21,246   $23,154   $23,707   $22,939   $20,487
                         1992      1993      1994      1995      1996       1997      1998      1999      2000      2001      2002

*The Adviser assumed certain expenses of the Balanced Fund during fiscal year 2002; total return figures and the amounts shown on the above chart for the Balanced Fund for that year would have been lower had these expenses not been assumed. Total return figures and the amounts shown on the above chart for the Balanced Fund include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Balanced Fund distributions or on the redemption of Balanced Fund shares. In addition, total return figures represent past performance, which is no guarantee of future results.

**Total return figures reflect no deduction for fees, expenses or taxes.

***The Lipper Balanced Fund Index is comprised of balanced funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.


HIGHEST AND LOWEST QUARTERLY RETURNS - PAST 10 YEARS*

                   4th quarter 1998                     14.19%
                   3rd quarter 2002                     -8.87%

*The Adviser assumed certain expenses during fiscal year 2002; total return figures for that year would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Balanced Fund distributions or on the redemption of Balanced Fund shares. Total return figures represent past performance, which is no guarantee of future results.


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Balanced Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)..............................       0%
     Maximum Deferred Sales Charge (Load)
         (as a percentage of original purchase price
         or redemption proceeds, as applicable)...........................       0%
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends and Other Distributions
         (as a percentage of offering price)..............................       0%
     Redemption Fees (as a percentage of amount redeemed,
         if applicable)...................................................       0%
     Exchange Fees (as a percentage of average net assets)................       0%

ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF
DECEMBER 31, 2002 (expenses that are deducted from Balanced Fund assets):
     Management Fee.......................................................    0.49%
     Distribution and/or Service (12b-1) Fees (1).........................    0.27%
     Other Expenses.......................................................    0.21%
                                                                              -----

Total Annual Fund Operating Expenses......................................              0.97%
     Less Operating Expenses Assumed by Adviser...........................              0.02%
                                                                                        ----

Total Annual Fund Net Operating Expenses (2)..............................              0.95%
                                                                                        -----

         (1) 0.25%, net of Distribution and/or Service (12b-1) Fees assumed by the Adviser. Pursuant to the terms of the distribution expense plan maintained by the Balanced Fund pursuant to Rule 12b-1 under the Investment Company Act, the Balanced Fund's distribution and/or service (12b-1) fees may not exceed 0.25% per annum of the Balanced Fund's average daily net assets. The Adviser is, therefore, required to reimburse the Balanced Fund for any such expenses that exceed such amount.

         (2)      Total expenses, net of expenses assumed by the Adviser.

The following Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year            3 Years          5 Years           10 Years
       $95               $297              $515             $1,141

As noted in the table, the Balanced Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares. In addition, the Balanced Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The following Financial Highlights Table is intended to help you understand the Balanced Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Balanced Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the Balanced Fund's financial statements, is incorporated by reference in the Statement of Additional Information from the Balanced Fund's annual report, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Balanced Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)


                                                                               YEAR ENDED DECEMBER 31
                                                                               ----------------------
                                                             2002          2001         2000          1999         1998
                                                             ----          ----         ----          ----         ----
Net asset value, beginning of period...................     $19.91        $22.41       $23.40        $21.64       $18.52
                                                            ------        ------       ------        ------       ------
    Income gain (loss) from investment operations......
       Investment income gain (loss), net..............      .328          .473         .513          .471         .468
       Realized and unrealized gain (loss) on
        investments, net...............................     (2.09)       (2.495)        .781         3.167         4.008
                                                            ------       -------        ----         -----         -----
          Total from investment operations.............    (1.762)       (2.022)        1.294        3.638         4.476
                                                           -------       -------        -----        -----         -----

Less distributions
    Dividends from investment income, net..............      .328          .472         .525          .459         .468
    Dividends from realized gains......................      ---           ---          1.750        1.410         .880
    Tax return of capital..............................      ---           .006         .009          .009         .008
                                                             ---           ----         ----          ----         ----
          Total distributions..........................      .328          .478         2.284        1.878         1.356
                                                             ----          ----         -----        -----         -----

Net asset value, end of period.........................     $17.82        $19.91       $22.41        $23.40       $21.64
                                                            ------        ------       ------        ------       ------

2.   TOTAL RETURN......................................    (8.86%)       (9.09%)        5.66%        17.23%       24.62%

3. RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses to average net assets (A)......      .95%          .94%         .96%          .89%         .95%
Ratio of investment income, net, to average net assets.     1.74%         2.27%         2.14%        2.05%         2.33%
Portfolio turnover rate................................     36.96%        37.50%       26.49%        21.09%       28.59%
Net assets, end of period (`000,000s)..................     $1,033        $1,161       $1,230        $1,065        $838
Number of capital shares outstanding, end of period
  (`000s)..............................................     57,947        58,346       54,903        45,499       38,712

(A) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adsiver in 2002.


THE GROWTH FUND

RISK / RETURN SUMMARY:
INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. The Growth Fund anticipates that at least seventy-five percent (75%) of its total assets will consist of equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions.

The Growth Fund may also invest in (1) other equity-related securities, including convertible securities, (2) equity securities of foreign issuers, (3) corporate and other debt securities, including investment grade fixed income securities (ie., securities rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) of generally short-average maturity and high-average credit quality, and (4) obligations issued or guaranteed by United States or foreign governmental agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Growth Fund will not invest in obligations issued or guaranteed by the U. S. Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Growth Fund's ethical objectives and policies. In addition, the ethical investment policy of the Growth Fund is to exclude from its portfolio securities of:

     o    companies engaged in military activities;

     o companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

     o other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense; and

     o companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.


PRINCIPAL RISKS

The principal risks of investing in the Growth Fund are price volatility, interest rate risk, risks associated with foreign security investments, leverage risk, risks associated with socially responsible investing, management risk and, in general, the risk of losing money by investing in the Growth Fund.

     o PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

     o INTEREST RATE RISK refers to fluctuations in the value of a fixed-income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed income security prices fall. In addition, interest rate risk tends to increase as the duration of a fixed income security increases.

     o The Growth Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the Growth Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the Growth Fund in connection with conversions between currencies.

     o LEVERAGE RISK refers to the risk that the Growth Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments in order to comply with the capital coverage requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which require the value of the Growth Fund's assets, less its liabilities other than borrowings, to be equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. In addition, because interest on money the Growth Fund borrows is an expense of the Growth Fund, the Growth Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or "NAV" per share of the Growth Fund may fluctuate more than the NAV of mutual funds that do not borrow.

     o The Growth Fund's SOCIALLY RESPONSIBLE OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds.

     o The Adviser strives to anticipate market movements along with the risks described above and actively manages the Growth Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Growth Fund's strategy effectively.

You should understand that all investments involve risk, there can be no guarantee against loss resulting from an investment in the Growth Fund, and there can be no assurance that the Growth Fund's investment objective will be attained.


PERFORMANCE BAR CHART*

The information in the following bar chart provides some indication of the risks of investing in the Growth Fund by showing changes in the Growth Fund's performance from period to period. While analyzing this information, please note that past performance is not necessarily an indication of how the Growth Fund will perform in the future.

           15.22%        28.30%      -16.11%     -22.95%    -21.34%
            1998          1999         2000       2001        2002

*The front-end sales load charged by the Growth Fund until November 1, 1999 is not reflected in the performance bar chart above. If this amount were reflected, total return figures would be less than those shown. In addition, the Adviser assumed certain expenses during the periods shown in the chart; total return figures for those periods would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Growth Fund distributions or on the redemption of Growth Fund shares. Total return figures represent past performance, which is no guarantee of future results.


AVERAGE ANNUAL TOTAL RETURNS

The information in the following table provides some indication of the risks of investing in the Growth Fund by showing how the Growth Fund's average annual total returns (including operating expenses and any applicable shareholder fees) for 1 and 5 years and the period 6/11/97 (the date of the Growth Fund's inception) to 12/31/02 compare with the S&P 500 Index, a broad measure of market performance, and the Lipper Multi-Cap Growth Fund Index. The table also presents the impact of taxes on the Growth Fund's return. To calculate these figures, the Growth Fund uses the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but does not take into consideration state or local income taxes.

In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please note that your individual after-tax returns depend upon your particular tax situation and may differ, therefore, from the after-tax returns shown in the table. In addition, please note that the information in the following table does not apply to tax-deferred accounts, such as individual retirement accounts and 401(k) accounts, because such accounts are only subject to taxes upon redemption. Finally, please keep in mind that past performance - whether before taxes or after taxes - is not necessarily an indication of how the Growth Fund will perform in the future.

                                                                                          Period June 11,
                                                                                          1997 (the date
                                                                                         of inception) to
                                                    Periods Ended December 31, 2002         December 31,
                                                       1 Year             5 Years               2002
Growth Fund*
      Return Before Taxes                              -21.34%             -5.55%              -5.60%
      Return After Taxes on Distributions              -21.34%             -5.55%              -5.60%
      Return After Taxes on Distributions and          -13.10%             -4.34%              -4.35%
         Sale of Fund Shares

S&P 500 Index**                                        -22.10%             -0.59%               1.63%
Lipper Multi-Cap Growth Fund Index**                   -29.82%             -3.34%              -0.91%

*The front-end sales load charged by the Growth Fund until November 1, 1999 is not reflected in the return comparison table above. If this amount were reflected, returns would be less than those shown. The Adviser assumed certain expenses of the Growth Fund during the periods shown in the table; total return figures for the Growth Fund for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

**Total return figures reflect no deduction for fees, expenses or taxes.


GROWTH OF A $10,000 INVESTMENT, COMPOUNDED ANNUALLY--SINCE 6/11/97

Growth Fund*                         $10,000         $9,660      $11,130     $14,280      $11,980      $9,230      $7,261

S&P 500 Index**                      $10,000        $11,259      $14,476     $17,523      $15,927     $14,034     $10,933
Lipper Multi-Cap Growth Fund
Index** / ***                        $10,000        $11,268      $14,062     $20,580      $18,100     $13,546      $9,507
                                  6-11-1997****       1997        1998         1999        2000         2001        2002

*The amounts shown on the above chart for the Growth Fund does not include the 2.5% initial sales charge that was in effect until November 1, 1999. If the initial sales charge of 2.5% were taken into account with respect to the Growth Fund, a $10,000 investment would have netted $6,722 in 2002. The Adviser assumed certain expenses of the Growth Fund during the periods shown on the chart; the amounts shown on the chart for the Growth Fund for those periods would have been lower had those expenses not been assumed. Total return figures and the amounts shown on the above chart for the Growth Fund include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Growth Fund distributions or on the redemption of Growth Fund shares. In addition, total return figures and the amounts shown on the above chart represent past performance, which is no guarantee of future results.

**Total return figures reflect no deduction for fees, expenses or taxes.

***The Lipper Multi-Cap Growth Fund Index is comprised of growth funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

****1997 represents a partial year from June 11, 1997 (date of Growth Fund inception) to December 31, 1997.


HIGHEST AND LOWEST QUARTERLY RETURNS - SINCE 6/11/97*

                 4th quarter 1998                     25.76%
                 3rd quarter 2001                    -16.38%

*The front-end sales load charged by the Growth Fund until November 1, 1999 is not reflected in the quarterly return table above. If this amount were reflected, total return figures would be less than those shown. In addition, the Adviser assumed certain expenses during the periods shown in the table; total return figures for those periods would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Growth Fund distributions or on the redemption of Growth Fund shares. Total return figures represent past performance, which is no guarantee of future results.


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund. The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Growth Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price).............................     0%
     Maximum Deferred Sales Charge (Load)
         (as a percentage of original purchase price
         or redemption proceeds, as applicable)..........................     0%
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends and Other Distributions
         (as a percentage of offering price).............................     0%
     Redemption Fees (as a percentage of amount redeemed,
         if applicable)..................................................     0%
     Exchange Fees (as a percentage of average net assets)...............     0%

ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF DECEMBER 31, 2002 (expenses that are deducted from Growth Fund assets):

     Management Fee................................................     0.99%
     Distribution and/or Service (12b-1) Fees (1)..................     0.24%
     Other Expenses................................................     1.47%
                                                                        -----

Total Annual Fund Operating Expenses...............................              2.70%
     Less Operating Expenses Assumed by Adviser (1)................              1.18%
                                                                                 -----

Total Annual Fund Net Operating Expenses (2).......................                       1.52%
                                                                                          =====

         (1) Pursuant to the terms of the Advisory Agreement entered into between the Adviser and the Growth Fund, the Adviser is required to reimburse the Growth Fund for certain expenses incurred by it during any given fiscal year (including management fees, but excluding custodian expense offset fees), that exceed, on a per annum basis, 1.50% of the average daily net asset value of the Growth Fund for such fiscal year.

         (2)      Total expenses, net of expenses assumed by the Adviser.

The following Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same, and that the Adviser continues to assume expenses incurred by the Growth Fund (including management fees, but excluding custodian expense offset fees) in excess, on a per annum basis, of 1.50% of the Growth Fund's average daily net asset value per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year            3 Years          5 Years           10 Years
       $152              $472              $814             $1,775

As noted in the table, the Growth Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares. In addition, the Growth Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The following Financial Highlights Table is intended to help you understand the Growth Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Growth Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the Growth Fund's financial statements, is incorporated by reference in the Statement of Additional Information from the Growth Fund's annual report, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Growth Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                               YEAR ENDED DECEMBER 31
                                                                               ----------------------
                                                            2002          2001          2000          1999         1998
                                                            ----          ----          ----          ----         ----
Net asset value, beginning of period...................     $9.23        $11.98        $14.28        $11.13        $9.66
                                                            -----        ------        ------        ------        -----
    Income gain (loss) from investment operations......
       Investment income gain (loss), net..............     (.05)        (.04)         (.02)         (.02)         (.04)
       Realized and unrealized gain (loss) on
        investments, net...............................    (1.92)        (2.71)        (2.28)         3.17         1.51
                                                           ------        ------        ------         ----         ----
          Total from investment operations.............    (1.97)        (2.75)        (2.30)         3.15         1.47
                                                           ------        ------        ------         ----         ----

Net asset value, end of period.........................     $7.26        $9.23         $11.98        $14.28       $11.13
                                                            -----        -----         ------        ------       ------

2.   TOTAL RETURN......................................   (21.34%)      (22.95%)      (16.11%)       28.30%        15.22
                                                          --------      --------      --------       ------        -----

3. RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses to average net assets (A)......     1.52%        1.53%         1.56%         1.58%         1.62%
Ratio of investment income, net, to average net assets.    (.78%)        (.48%)        (.14%)        (.29%)       (.61%)
Portfolio turnover rate................................    105.86%       54.71%        83.97%        76.40%       96.72%
Net assets, end of period (`000s)......................    $22,055      $24,820       $28,523       $22,068       $12,372
Number of capital shares outstanding, end of period
  (`000s)..............................................     3,038        2,689         2,382         1,546         1,112

(A) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.


THE HIGH YIELD FUND

RISK / RETURN SUMMARY:
INVESTMENT OBJECTIVE, STRATEGIES,
PERFORMANCE AND RISKS


INVESTMENT OBJECTIVE / GOAL

The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.


PRINCIPAL INVESTMENT STRATEGIES

The High Yield Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. In addition, the High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

The High Yield Fund may also invest in (1) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities and preferred stock, (2) zero coupon, pay-in-kind and deferred payment securities, and (3) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

The High Yield Fund will not invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the High Yield Fund's ethical objectives and policies. In addition, the ethical investment policy of the High Yield Fund is to exclude from its portfolio securities of:

             o   companies engaged in military activities;

             o companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

             o other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense; and

             o companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.


PRINCIPAL RISKS

The principal risks of investing in the High Yield Fund are price volatility, credit risk, interest rate risk, risks associated with investments in junk bonds, risks associated with investments in zero coupon, pay-in-kind and deferred payment securities, risks associated with investments in derivative securities, risks associated with foreign security investments, risks associated with socially responsible investing, management risk and, in general, the risk of losing money by investing in the High Yield Fund.

             o PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

             o CREDIT RISK refers to the possibility that the issuer of a security will be unable, or is perceived to be unable, to make interest payments and/or repay the principal on its debt.

             o INTEREST RATE RISK refers to fluctuations in the value of a fixed income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed income security prices fall. In addition, interest rate risk tends to increase as the duration of a fixed income security increases.

             o The High Yield Fund's INVESTMENTS IN JUNK BONDS may subject the High Yield Fund to high credit risk and high market risk. Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, such investments may be more illiquid (i.e., harder to value and sell) than higher-rated securities. As a result, valuation of junk bonds may be more dependent upon the Adviser's judgment, and subject the High Yield Fund to higher management risk, than is generally the case with higher-rated securities.

             o ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. In addition, the High Yield Fund's investment exposure to these securities and their risks, including credit risk and market risk, will increase during the time these securities are held in the High Yield Fund's portfolio because these securities do not pay cash interest. Further, the High Yield Fund is required to distribute income to its shareholders to maintain its qualification for pass-through treatment under the federal tax laws. Consequently, the High Yield Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest.

             o The High Yield Fund's INVESTMENTS IN DERIVATIVE SECURITIES for the purposes of managing risk and enhancing return may subject the High Yield Fund to investment risks and transaction costs to which the High Yield Fund would not otherwise be subject absent the use of such strategies. For example, (i) such investments may not achieve the intended effects and may result in losses or missed opportunities to the High Yield Fund, (ii) such investments may not offset fully the High Yield Fund's underlying positions and could, therefore, result in losses to the High Yield Fund that would not have occurred otherwise, and
                 (iii) certain of such investments involve costs to the High Yield Fund that could reduce the High Yield Fund's return.

             o The High Yield Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the High Yield Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the High Yield Fund in connection with conversions between currencies.

             o The High Yield Fund's SOCIALLY RESPONSIBLE OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds.

             o The Adviser strives to anticipate market movements along with the risks described above and actively manages the High Yield Fund based upon its judgment. MANAGEMENT

                 RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the High Yield Fund's strategy effectively.

You should understand that all investments involve risk, there can be no guarantee against loss from an investment in the High Yield Fund, and there can be no assurance that the High Yield Fund's investment objective will be attained.


PERFORMANCE BAR CHART*

The information in the following bar chart provides some indication of the risks of investing in the High Yield Fund by showing changes in the High Yield Fund's performance from period to period. While analyzing this information, please note that past performance is not necessarily an indication of how the High Yield Fund will perform in the future.

                       -0.58%       5.82%      -0.51%
                        2000        2001        2002

* Rate of return figures do not include the 1% contingent deferred sales charge imposed on shares of the High Yield Fund redeemed within six months of purchase. In additon, the Adviser assumed certain expenses during the periods shown on the above chart; total return figures for those periods would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on High Yield Fund distributions or on the redemption of High Yield Fund shares. Total return figures represent past performance, which is no guarantee of future results.


AVERAGE ANNUAL TOTAL RETURNS

The information in the following table provides some indication of the risks of investing in the High Yield Fund by showing how the High Yield Fund's average annual total returns (including operating expenses and any applicable shareholder fees) for 1 year and the period 10/8/99 (the date of the High Yield Fund's inception) to 12/31/02 compare with the Merrill Lynch High Yield Master I Index, a broad measure of market performance, and the Lipper High Yield Bond Fund Index. The table also presents the impact of taxes on the High Yield Fund's return. To calculate these figures, the High Yield Fund uses the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but does not take into consideration state or local income taxes.

In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please note that your individual after-tax returns depend upon your particular tax situation and may differ, therefore, from the after-tax returns shown in the table. In addition, please note that the information in the following table does not apply to tax-deferred accounts, such as individual retirement accounts and 401(k) accounts, because such accounts are only subject to taxes upon redemption. Finally, please keep in mind that past performance - whether before taxes or after taxes - is not necessarily an indication of how the High Yield Fund will perform in the future.

                                                                                 Period October 8, 1999
                                                          Year Ended           (the date of inception) to
                                                      December 31, 2002             December 31, 2002
High Yield Fund*
      Return Before Taxes                                   -0.51%                        0.65%
      Return After Taxes on Distributions                   -3.13%                       -2.45%
      Return After Taxes on Distributions and
         Sale of Fund Shares                                -0.33%                       -0.99%

Merrill Lynch High Yield Master I Index**                   -1.14%                        0.71%
Lipper High Yield Bond Fund Index** / ***                   -2.41%                       -3.38%

* Rate of return figures do not include the 1% contingent deferred sales charge imposed on shares of the High Yield Fund redeemed within six months of purchase. The Adviser assumed certain expenses of the High Yield Fund during the periods shown in the above table; total return figures for the High Yield Fund for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

**Total return figures reflect no deduction for fees, expenses or taxes.

***The Lipper High Yield Bond Fund Index is comprised of high yield funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.


GROWTH OF A $10,000 INVESTMENT, COMPOUNDED ANNUALLY--SINCE 10/8/99

High Yield Fund*                            $10,000           $9,754      $9,697     $10,262     $10,209
Merrill Lynch High Yield Master
I Index**                                   $10,000          $10,128      $9,745     $10,350     $10,232
Lipper High Yield Bond Fund
Index** / ***                               $10,000          $10,266      $9,269      $9,173      $8,952
                                         10-8-1999****         1999        2000        2001        2002


*The amounts shown on the above chart do not include the 1% contingent deferred sales charge imposed on shares of the High Yield Fund redeemed within six months of purchase. The Adviser assumed certain expenses of the High Yield Fund during the periods shown on the chart; the amounts shown on the chart for the High Yield Fund for those periods would have been lower had those expenses not been assumed. Total return figures and the amounts shown on the above chart for the High Yield Fund include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on High Yield Fund distributions or on the redemption of High Yield Fund shares. Total return figures and the amounts shown on the above chart represent past performance, which is no guarantee of future results.

**Total return figures reflect no deduction for fees, expenses or taxes.

***The Lipper High Yield Bond Fund Index is comprised of high yield bond funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

****1999 represents a partial year from October 8, 1999 (date of High Yield Fund inception) to December 31, 1999.


HIGHEST AND LOWEST QUARTERLY RETURNS - SINCE 10/8/99*

                      1st quarter 2001                      6.30%
                      2nd quarter 2002                     -5.39%

* Rate of return figures do not include the 1% contingent deferred sales charge imposed on shares of the High Yield Fund redeemed within six months of purchase. In addition, the Adviser assumed certain expenses during the periods shown in the quarterly return table above; total return figures for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on High Yield Fund distributions or on the redemption of High Yield Fund shares. Total return figures represent past performance, which is no guarantee of future results.


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Fund. The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the High Yield Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)...............................   0%
     Maximum Deferred Sales Charge (Load)
         (as a percentage of original purchase price
         or redemption proceeds, as applicable)............................   1%
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends and Other Distributions
         (as a percentage of offering price)...............................   0%
     Redemption Fees (as a percentage of amount redeemed,
         if applicable)....................................................   0%
     Exchange Fees (as a percentage of average net assets).................   0%

ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF DECEMBER 31, 2002 (expenses that are deducted from Growth Fund assets):

     Management Fee.............................................................    0.94%
     Distribution and/or Service (12b-1) Fees (1, 2)............................    0.31%
     Other Expenses.............................................................    1.08%
                                                                                    -----

Total Annual Fund Operating Expenses............................................             2.34%
                                                                                             -----
     Less Operating Expenses Assumed by Adviser (2).............................             0.86%
                                                                                             -----

Total Annual Fund Net Operating Expenses (3)....................................                      1.48%
                                                                                                      =====

         (1) 0.25%, net of Distribution and/or Service (12b-1) Fees assumed by the Adviser. Pursuant to the terms of the distribution expense plan maintained by the High Yield Fund pursuant to Rule 12b-1 under the Investment Company Act, the High Yield Fund's distribution and/or service (12b-1) fees may not exceed 0.25% per annum of the High Yield Fund's average daily net assets. The Adviser is, therefore, required to reimburse the High Yield Fund for any such expenses that exceed such amount.

         (2) Pursuant to the terms of the Advisory Agreement entered into between the Adviser and the High Yield Fund, the Adviser is required to reimburse the High Yield Fund for certain expenses incurred by it during any given fiscal year (including management fees, but excluding custodian expense offset fees), that exceed, on a per annum basis, 1.50% of the average daily net asset value of the High Yield Fund for such fiscal year.

         (3)      Total expenses, net of expenses assumed by the Adviser.

The following Example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the High Yield Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Fund's operating expenses remain the same, and that the Adviser continues to assume expenses incurred by the High Yield Fund (including management fees, but excluding custodial expenses offset fees) in excess, on a per annum basis, of 1.50% of the High Yield Fund's average daily net asset value per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year            3 Years          5 Years           10 Years
       $148              $459              $793             $1,732

Shares of the High Yield Fund that are redeemed within six (6) months of purchase are subject to a one percent (1.0%) contingent deferred sales charge which is not reflected in the above table. The expenses shown in the above table would be greater if such contingent deferred sales charges were included.

As noted in the table above, the High Yield Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following Financial Highlights Table is intended to help you understand the High Yield Fund's financial performance for the past 3 years and the period October 13, 1999 (the date investment operations commenced) to December 31, 1999. Certain information reflects financial results for a single High Yield Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the High Yield Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the High Yield Fund's financial statements, is incorporated by reference in the Statement of Additional Information from the High Yield Fund's annual report, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at www.paxworld.com.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the High Yield Fund's underlying financial records.


1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                                                           Period
                                                                                                      October 13, 1999
                                                                 Year Ended December 31             (the date investment
                                                                 ----------------------           operations commenced) TO
                                                            2002          2001          2000          December 31, 1999
                                                            ----          ----          ----          -----------------
Net asset value, beginning of period...................     $8.50        $8.74         $9.67               $10.00
                                                            -----        -----         -----               ------
    Income gain (loss) from investment operations
       Investment income gain (loss), net .............     .561          .750          .878                .093
       Realized and unrealized gain (loss) on
        investments, net...............................    (.610)        (.240)        (.930)              (.330)
                                                           ------        ------        ------              ------
          Total from investment operations.............    (.049)         .510         (.052)              (.237)
                                                           ------         ----         ------              ------

Less distributions
    Dividends from investment income, net..............     .561          .750          .878                .093
                                                            ----          ----          ----                ----

Net asset value, end of period.........................     $7.89        $8.50         $8.74                $9.67
                                                            -----        -----         -----                -----

2.   TOTAL RETURN......................................    (.51%)        5.82%         (.58%)              (2.46%)

3. RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses to average net assets (A)(B)...     1.48%        1.57%          .92%                2.01%
Ratio of investment income, net, to average net assets
  (A)..................................................     6.96%        8.42%         9.80%                6.40%
Portfolio turnover rate................................    101.70%      194.33%       119.90%               7.10%
Net assets, end of period (`000s)......................    $31,219      $16,259       $10,340              $2,914
Number of capital shares outstanding, end of period
  (`000s)..............................................     3,955        1,912         1,183                 301

(A) These ratios for the period ended December 31, 1999 have been annualized.

(B) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES AND
ADDITIONAL PRINCIPAL RISKS


INVESTMENT OBJECTIVES

Balanced Fund

The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

Growth Fund

The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

High Yield Fund

The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.


PRINCIPAL INVESTMENT STRATEGIES

Balanced Fund

The Balanced Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and debentures. These percentages may vary, however, depending upon market conditions. The Balanced Fund may also invest in
(i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed income securities (ie., securities rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) of generally short-average maturity and high-average credit quality and
(iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

In connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

With regard to the equity portion of its portfolio, the Balanced Fund seeks to focus on economic sectors it believes will outpace the overall United States Gross Domestic Product rate; with regard to the bond portion of its portfolio, the Balanced Fund tends to invest primarily in obligations issued or guaranteed by United States governmental agencies and instrumentalities of short to intermediate term maturities (two to six years) and investment grade corporate bonds.

Growth Fund

The Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. The Growth Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, and (iii) corporate and other debt securities, including investment grade fixed income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Growth Fund intends to invest at least seventy-five percent (75%) of its total assets in equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions. Stocks will be selected on a company-by-company basis primarily through the use of fundamental analysis. The Adviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and which are, in the judgment of the Adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

The Growth Fund may also invest in equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term -- these securities often lack investor recognition and are often favorably valued.

In addition, the Growth Fund may purchase and sell put and call options on equity securities and stock indices and foreign currency exchange contracts to hedge its portfolio and attempt to enhance return.

High Yield Fund

The High Yield Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. The High Yield Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities and preferred stock, (ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down. The High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

                                      * * *

Although neither the Growth Fund nor the High Yield Fund intends to use "leverage" as a strategy, both the Growth Fund and the High Yield Fund may borrow up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions.

                                      * * *

Principal Investment Strategies Applicable to All Funds

Each Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. In addition, each Fund will endeavor (but is not required) to invest in companies that have adopted and administer fair employment and pollution control policies to the extent information reflecting such policies and administrative practices is available to such Fund.

In addition to the securities noted above, each Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars) and the Balanced, Growth and High Yield Funds reserve the right to hold securities issued by the Pax World Money Market Fund, Inc. (the "Money Market Fund"), each in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. The Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

None of the Funds will invest in obligations issued or guaranteed by the U.S. Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Funds' socially responsible objectives and policies.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.


ADDITIONAL PRINCIPAL RISKS

Borrowing for Leverage (applicable to the Growth and High Yield Funds)

From time to time, the Growth and High Yield Funds may borrow up to twenty percent (20%) of the value of their total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth and High Yield Funds may pledge up to twenty percent (20%) of the value of their total assets to secure such borrowings. Such borrowings may subject the Growth and High Yield Funds to greater risks and costs than mutual funds that do not borrow. For example, the Growth or High Yield Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments in order to comply with the capital coverage requirements of the Investment Company Act, which require the value of a fund's assets, less its liabilities other than borrowings, to be equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. In addition, because interest on money the Growth and/or High Yield Fund borrows is an expense of such Fund, the Growth and High Yield Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the NAV per share of the Growth and High Yield Fund may fluctuate more than the NAV per share of mutual funds that do not borrow.

Convertible Securities (applicable to all Funds)

A convertible security can be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). The price of a convertible security is influenced, in part, by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Corporate and Other Debt Securities (applicable to all Funds)

The Balanced and Growth Funds may invest in investment grade corporate and other debt obligations of domestic and foreign issuers; the High Yield Fund may invest in all corporate and other debt obligations of domestic and foreign issuers. Such securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (currently AAA, AA, A and BBB for bonds), or by another nationally recognized statistical rating organization or, in unrated securities which are, in the opinion of the Adviser, of equivalent quality. Debt rated BB, B, CCC, CC, C and D by S&P's, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Within this category, BB/Ba indicates the lowest degree of speculation and D/C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P's is the lowest rated debt that is not in default as to principal or interest and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P's is in payment default. Moody's does not have a D rating. These ratings, however, represent the rating agencies' opinions regarding credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

Corporate and other debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). In addition, lower rated or unrated (i.e., high-yield or high risk) securities (commonly referred to as "junk bonds") are more likely to react to developments affecting credit and market risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the High Yield Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the High Yield Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high-yield securities.

Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Under circumstances where a Fund owns the majority of an issue, market and credit risks may be greater.

You should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

Foreign Securities (applicable to all Funds)

While the Funds intend to invest primarily in domestic securities, the Balanced and Growth Funds may invest up to twenty-five percent (25%) of their respective net assets, and the High Yield Fund may invest up to forty percent (40%) of its net assets, in foreign corporate, as well as government, securities, provided the proceeds of such government securities are earmarked for a specific purpose that complies with the investment objectives and policies of such Fund. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, "Government Entities") of foreign countries denominated in the currencies of such countries or in United States dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country). Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the Asian Development Bank, the European Investment Bank and the World Bank (International Bank for Reconstruction and Development).

Each of the Funds believes that in many instances such foreign securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

You should be aware that foreign securities involve certain risks, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by domestic companies or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

Additional costs could be incurred in connection with any international investment activities engaged in by the Funds. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties may also be involved. If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although the Funds may receive income in such currencies, the Funds will be required to compute and distribute their income in United States dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into United States dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency.

Portfolio Turnover (applicable to all Funds)

While as a matter of policy, each of the Funds will try to limit the turnover of its portfolio, it is possible that, as a result of their investment policies and social criteria, (i) the portfolio turnover rate of the Balanced Fund may exceed thirty-five percent (35%), although the rate is not expected to exceed sixty percent (60%), (ii) the portfolio turnover rate of the Growth Fund may exceed seventy-five percent (75%), although the rate is not expected to exceed one hundred percent (100%), and (iii) the portfolio turnover rate of the High Yield Fund may exceed seventy-five percent (75%), although the High Yield Fund's portfolio turnover rate is not expected to exceed one hundred twenty percent (120%).

High portfolio turnover of over sixty percent (60%) with respect to the Balanced Fund, one hundred percent (100%) with respect to the Growth Fund and one hundred twenty percent (120%) with respect to the High Yield Fund may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each of such Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Repurchase Agreements (applicable to the Growth and High Yield Funds)

The Growth and High Yield Funds may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. Each of the Growth and High Yield Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by United States Government agencies and instrumentalities (other than the United States Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss.

Securities of Financially and Operationally Troubled Issuers (applicable to the High Yield Fund)

The High Yield Fund may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies that in the view of the Adviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers). Although the High Yield Fund will invest in select companies that, in the view of the Adviser, have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies.

It is anticipated that many of such portfolio investments may not be widely traded and that the High Yield Fund's position in such securities may be substantial relative to the market for such securities. As a result, the High Yield Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities. In addition, securities of financially troubled issuers are more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Securities of financially troubled issuers are also more likely to go into default than securities of other issuers during an economic downturn or recession. In addition, the securities of financially and operationally troubled issuers may require the Adviser to participate in bankruptcy proceedings, reorganizations or financial restructurings on behalf of the High Yield Fund. To the extent the High Yield Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the High Yield Fund to litigation risks or prevent the High Yield Fund from disposing of securities. In a bankruptcy or other proceedings, the High Yield Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors.

United States Government Agency and/or Instrumentality Securities (applicable to all Funds)

The Funds may invest in securities issued or guaranteed by United States Government agencies or instrumentalities other than the United States Treasury. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Funds may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.


When-Issued and Delayed Delivery Securities (applicable to all Funds)

The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Funds will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if it is deemed advisable.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Funds' custodian (the "Custodian"), will maintain, in a segregated account for each of the Funds, cash or other liquid high-grade debt obligations having a value equal to or greater than such Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis.

Zero-Coupon, Pay-in-Kind or Deferred Payment Securities (applicable to the High Yield Fund)

The High Yield Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income". The High Yield Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the High Yield Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the High Yield Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the High Yield Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the High Yield Fund's exposure to such securities.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE OF THE FUNDS

INCORPORATION

The Balanced, Growth and High Yield Funds were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively. All of the Funds are registered under the Investment Company Act, as open-end management investment companies commonly known as mutual funds.

DESCRIPTION OF COMMON STOCK

The Balanced, Growth and High Yield Funds are currently authorized to issue 75,000,000, 25,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively. Each share of Common Stock of each Fund is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors.

OFFICERS AND DIRECTORS

The Funds' officers conduct and supervise the daily business operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy.

The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Balanced Fund pays $1,000 to each of its members of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings.

The Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Growth and High Yield Funds pay $500 to each of their members of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings.

ADVISER

Pax World Management Corp.

Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser"), is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the terms of an Advisory Agreement entered into between the Adviser and each of the Funds (the "Advisory Agreement"), the Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Balanced, Growth and High Yield Funds in accordance with such Funds' respective investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Balanced, Growth and High Yield Funds. As of December 31, 2002, the Adviser had $1.2 billion in assets under management by virtue of serving as the adviser to the Funds. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The aggregate fees paid by the Balanced Fund to the Adviser for the most recent fiscal year was $5,291,965; and the aggregate fees incurred by the Growth and High Yield Funds and payable to the Adviser for the most recent fiscal year were $233,880 and $183,233, respectively. Prospective investors should note, however, that the Adviser agreed to reimburse each of the Growth Fund and High Yield Fund for certain expenses incurred by it during fiscal year 2002 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.50% of the average daily net asset value of such Funds for the year 2002.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of the Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net assets of such Fund per annum. Such expenses include
(i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants;
(v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser supplied and assumed a total of $279,328 and $167,423 of such services for the Growth and High Yield Funds, respectively, for the most recent fiscal year. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund.

MR. THOMAS W. GRANT, the President of the Adviser, is also the President of H.
G. Wellington & Co., Inc., the Balanced, Growth and High Yield Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H. G. Wellington"), and has been associated with that firm since 1991. Mr. Grant served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer.

His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant serves as a member of the Board of Directors of the each of the Funds.

MR. LAURENCE A. SHADEK, the Chairman of the Board of Directors of the Adviser, is also an Executive Vice-President of H. G. Wellington and, together with members of his family, owns a twenty-five and seven one hundredths percent (25.07%) interest in H.G. Wellington. Mr. Shadek has been associated with that firm since March 1986. He was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek serves as a member of the Board of Directors of each of the Funds.

Portfolio Managers

MR. CHRISTOPHER H. BROWN is the Portfolio Manager of the Balanced Fund; MR. PAUL
I. GULDEN, JR. is the Portfolio Manager of the Growth Fund; and MS. DIANE M. KEEFE is the Portfolio Manager of the High Yield Fund. They are the persons responsible for the day-to-day management of the Funds' portfolios.

MR. BROWN is a graduate of the Boston University School of Management with a concentration in Finance. Mr. Brown joined the Adviser in 1998 and joined H. G. Wellington in 1998 as a Senior Vice President. Prior to that, Mr. Brown was an Investment Consultant at Fahnestock and Co., Inc., a New York Stock Exchange brokerage firm, from 1987 to 1998, where he also served as a Vice President from 1992 to 1994 and a First Vice President from 1994 to 1998.

MR. GULDEN is the division head and chief investment officer of H. G. Wellington. Before joining H. G. Wellington in 1977, Mr. Gulden was the senior portfolio manager and a general partner in the advisory and brokerage firm of McMullen & Hard, and earlier worked as an investment specialist for the International Division of the Bank of New York. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York University Graduate School of Business. He is a member of the New York Society of Security Analysts and the International Society of Financial Analysts.

MS. KEEFE received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business. From 1984 to 1985, Ms. Keefe was an Associate in the Municipal Investment Banking Division of PaineWebber, Inc. In 1986, Ms. Keefe became a Vice President of Oppenheimer Government Securities, Inc. and in 1987 became a Vice President of Dillon, Read & Co. where she was engaged in the institutional sales of mortgage backed securities until 1988 and specialized in the institutional sales of preferred stock and provided advice with respect to bond and preferred stock repurchase programs until 1989. Prior to joining the Adviser in 1999, Ms. Keefe was a Senior Vice President in the Taxable Fixed Income Department of Dillon, Read & Co., Inc. from 1989 until its merger with Swiss Bank Corp. in September 1998 at which time Ms. Keefe was appointed as a Director in the Rates Division of Swiss Bank Corp. where she continued her specialization in the global high-yield securities market. Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research. In addition, Ms. Keefe has served on the Co-op America Board of Directors for over 10 years and has served as its Chairperson since 1998. Ms. Keefe is also a member of the Peace and Service Committee of the Wilton, Connecticut Monthly Meeting, Religious Society of Friends (Quakers) and a member of the Board of Directors of the Norwalk, Connecticut Land Trust. Since 2001, Ms. Keefe has served as a Trustee of the New York Yearly Meeting, Religious Society of Friends (Quakers).

                                      * * *

The Adviser is responsible for decisions to buy and sell securities for the Funds and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for portfolio securities of the Funds, the Funds are required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Funds will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of the

Funds. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington and its affiliates.


DISTRIBUTION

Each Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows such Fund to pay distribution and other fees for the sale and distribution of such Fund's shares and for services provided to such Fund's shareholders. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, and the printing and mailing of sales literature. Because these expenses are paid out of the Funds' assets on an on-going basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually or in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct (the "Shareholder Servicing Fee"), and (ii) total distribution fees (including the service fee of .25 of 1%) up to (A) twenty-five hundredths of one percent (.25%) per annum of its average daily net assets with respect to the Balanced Fund and (B) thirty-five hundredths of one percent (.35%) per annum of its average daily net assets with respect to the Growth and High Yield Funds. Amounts paid by the Balanced Fund under its Plan for advertising, printing, postage and sales expenses (travel, telephone, and sales literature) for the most recent fiscal year totaled $2,884,937, of which $192,534 was assumed by the Adviser leaving a net of $2,692,403 which was paid by the Balanced Fund; amonts incurred by the Growth Fund under its Plan for such expenses for the most recent fiscal year totaled $56,262; and amounts incurred by the High Yield Fund under its Plan for such expenses for the most recent fiscal year totaled $60,879, of which $12,260 was assumed by the Adviser leaving a net of $48,619 which was paid by the High Yield Fund.

Each Plan may be terminated at any time, without penalty, by (i) the vote of a majority of the members of the Board of Directors of its Fund who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of that Plan or in any agreement related to that Plan or (ii) the vote of the holders of a majority of the outstanding shares of such Fund. If a Plan is terminated, the payment of fees to third parties under that Plan would be discontinued.

Pursuant to each of the Plans, the Balanced, Growth and High Yield Funds have entered into a distribution agreement with H. G. Wellington (the "Distribution Agreements"). Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds' shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

STATE STREET BANK AND TRUST COMPANY, 225 Franklin Street, Boston, MA 02110 ("State Street"), serves as the custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds. PFPC, INC., 400 Bellevue Parkway, Wilmington, DE 19809 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

SHAREHOLDER MEETINGS

Each of the Funds intends to hold annual meetings of shareholders for the election of directors, ratification of the selection by the Board of Directors of the independent public accountants for such Fund, and such other matters as may properly come before such meetings. Shareholders will be notified by mail of the date, time and place of each annual meeting.


HOW YOUR SHARE PRICE (NAV) IS DETERMINED

The net asset value per share or "NAV" for each Fund is determined by subtracting such Fund's liabilities from the value of its assets and dividing the remainder by the number of its outstanding shares. The Funds' portfolio securities are valued on the basis of market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of Directors of each Fund. For valuation purposes, quotations of foreign securities in a foreign currency are converted to United States dollar equivalents.

The Boards of Directors of the Funds have fixed the specific time of day for the computation of such Fund's NAV to be as of 4:00 P.M., Eastern Time. Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by such Fund or days on which changes in the value of such Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


SHAREHOLDER GUIDE

HOW TO PURCHASE SHARES

In General

Shares of each Fund are offered for sale on a continuous basis at the NAV.

      o   The MINIMUM INITIAL INVESTMENT is $250.00;

      o   The MINIMUM SUBSEQUENT INVESTMENT is $50.00;

There is no minimum investment, however, for SIMPLE and SEP IRAs and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code.

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 P.M., Eastern Time) on a business day, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the next business day (except where shares are purchased through certain financial institutions that have entered into agreements with a Fund as provided below).

Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with a Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of that Fund by 8:00 P.M., Eastern time (or, due to unforeseen circumstances, by 9:30 A.M., Eastern time, on the following business day) will be based on the NAV, determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis.

The Funds do not issue stock certificates.

Each of the Funds reserves the right to reject any purchase order (including an exchange) or to suspend or modify the continuous offering of its shares. In addition, the Funds require certain information from you that will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or to take such other steps as we deem reasonable. Each of the Funds also reserves the right to close an account for any lawful reason, including but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer, and may be charged transaction and other fees and charges, including postage and handling charges, by such broker-dealer. Such transaction and other fees and charges would not be incurred if such purchase transactions were made directly with that Fund.

Initial Purchases of Shares

INVESTING BY MAIL [GRAPHIC OMITTED]

To purchase shares of the Funds, complete and sign the "New Account Application" enclosed with this Prospectus, and send the application, together with a check made payable to "Pax World Funds":

         by regular mail to:

              Pax World Funds
              P.O. Box 9824
              Providence, RI  02940-8024

         or, by overnight delivery, to:

              Pax World Funds
              c/o PFPC, Inc.
              400 Bellevue Parkway, Suite 108
              Wilmington, DE 19809
              Telephone:  800-372-7827.

PLEASE NOTE THAT PAX WORLD CANNOT ACCEPT THIRD-PARTY CHECKS.

Purchases without full payment will not be processed until payment is received. A confirmation of the purchase will be issued to you showing the account number and number of shares owned by you and your ownership of shares shall be recorded on the books of the Transfer Agent in an account under your name. Shareholders who wish to register their account in the name of a beneficiary for the purposes of transferring their account upon their death may do so subject to the following understanding: the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. To request a Transfer on Death Form, please call Pax World at 800-767-1729, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 8:00 P.M., Eastern Time, or download the form from the Pax World website at www.paxworld.com.

Subsequent Purchases of Shares

INVESTING BY MAIL [GRAPHIC OMITTED]

You may add to your investment in the Funds by sending a check made payable to "Pax World Funds", with your account number on the memo line, to one of the addresses listed above. Please note that shares purchased by check are not immediately available for redemption. See "How to Sell Your Shares" below for more information.

INVESTING BY TELEPHONE [GRAPHIC OMITTED]

In order to purchase additional shares of the Funds by telephone, you must:

      o authorize telephone purchases and provide bank information for electronic (ACH) transfers on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the purchase transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAVs of the Funds next determined after the order is received.

In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement and you should make purchases by mail by writing to the Transfer Agent at the address noted above.

Each of the Funds may accept telephone orders from broker-dealers that have been previously approved by the Funds by telephoning (toll-free) 800-635-1404. It is the responsibility of such broker-dealers to promptly forward purchase orders and payments for such orders to the Funds.

Each Fund reserves the right to cancel any purchase order for which payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Sell Your Shares" for more information.

INVESTING BY WIRE TRANSFER [GRAPHIC OMITTED]

In order to purchase additional shares of the Funds by wire transfer, you must:

      o telephone Pax World (toll-free) at 800-372-7827 (individual shareholders) or 800-635-1404 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer; and then

      o   instruct your bank to transfer funds by wire to the following account:

                  Bank Name:          PNC Bank, Philadelphia, PA
                  ABA Number:         031-0000-53
                  Account Name:       Pax World Funds
                  Account No.:        85-5100-7715
                  Further Credit:     Fund Name (i.e., Pax World Balanced Fund;
                                      Pax World Growth Fund; or Pax World High
                                      Yield Fund, as the case may be), Name of Shareholder and Account Number

If you arrange for receipt by Pax World of federal funds prior to 4:00 P.M., Eastern Time, on a business day, you may purchase Fund shares as of that day. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Sell Your Shares" for more information.

INVESTING ONLINE  [GRAPHIC OMITTED]

In order to purchase shares of the Funds online, you must:

      o authorize telephone / online purchases and provide bank information for electronic (ACH) transfers on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, use your Social Security Number and PIN to access your account, and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to you by mail. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAVs of the Funds next determined after the order is received.

At times, the online purchase of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make purchases by mail by writing to the Transfer Agent at the address noted above.

Each Fund reserves the right to cancel any purchase order for which payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Sell Your Shares" for more information.

HOW TO SELL YOUR SHARES

In General

You can redeem (sell) shares of the Funds at any time for cash at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Certain sales of High Yield Fund shares are subject to a contingent deferred sales charge of one percent (1.0%) for High Yield Fund shares redeemed (sold) within six (6) months of purchase as described below. In some cases, however, High Yield Fund sales are not subject to a contingent deferred sales charge (see "Waiver of High Yield Fund Sales Charges" below).

Your redemption request must be in writing and the signature(s) on your redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution" (see below) if the proceeds of your redemption

      o   exceed $50,000; or

      o   are to be paid to a person other than the record owner; or

      o are to be sent to an address other than the address on the Transfer Agent's records or within thirty (30) days after the Transfer Agent has been notified of an address change; or

      o are being sent by wire or ACH to a bank account other than the one that is pre-authorized on the Transfer Agent's records; or

      o   are to be paid to a corporation, partnership or fiduciary.

An "ELIGIBLE GUARANTOR INSTITUTION" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three RECOGNIZED MEDALLION PROGRAMS are:

      o   Securities Transfer Agents Medallion Program (STAMP);

      o   Stock Exchanges Medallion Program (SEMP); and

      o   New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees that are not a part of these programs will not be accepted. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

Payment for shares presented for redemption will be made by check, electronic
(ACH) transfer or wire transfer within seven (7) days after receipt by the Transfer Agent of the certificate and/or redemption request except as indicated below. Such payment may be postponed or the right of redemption suspended at times (i) when the New York Stock Exchange is closed for other than customary weekends and holidays, (ii) when trading on such Exchange is restricted, (iii) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (iv) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Each of the Funds charges a fee of $10.00 for each outgoing wire transfer.

Payment for redemption of shares recently purchased by check or electronic (ACH) transfer will be delayed. Shares purchased by check are held in escrow for up to fifteen (15) days from the time the Transfer Agent receives your check; shares purchased by electronic (ACH) transfer are held in escrow for up to ten (10) days from the time the Transfer Agent received your purchase order. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

REDEMPTIONS BY WRITTEN REQUEST [GRAPHIC OMITTED]

If you hold shares in non-certificate form, you may request a redemption of up to $50,000 of your shares by a written request for redemption signed by all of the account owners exactly as their names appear on the account. If you hold certificates, the certificates, signed in the names(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be directed to the Transfer Agent:

         by regular mail to:

              Pax World Funds
              P.O. Box 9824
              Providence, RI  02940-8024

         or, by overnight delivery, to:

              Pax World Funds
              c/o PFPC, Inc.
              400 Bellevue Parkway, Suite 108
              Wilmington, DE 19809.
              Telephone: 800-372-7827

REDEMPTIONS BY TELEPHONE [GRAPHIC OMITTED]

Redemptions by telephone must be in amounts of at least $1,000.00 and may not be for more than $50,000.00 in the aggregate in any thirty (30) day period. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

In order to redeem shares by telephone, you must:

      o authorize telephone redemptions on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request a telephone redemption of shares.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF THE PAX WORLD FUNDS THAT ARE HELD IN CERTIFICATE FORM.

For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

ONLINE REDEMPTIONS  [GRAPHIC OMITTED]

Each online redemption may not be for more than $50,000. In addition, the proceeds from an online redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

In order to redeem shares online, you must:

      o authorize telephone / online redemptions on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to redeem shares.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF THE PAX WORLD FUNDS THAT ARE HELD IN CERTIFICATE FORM.

At times, the online redemption of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make redemptions by mail by writing to the Transfer Agent at the address noted above.

A written confirmation of the redemption transaction will be sent to you by mail. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

INVOLUNTARY REDEMPTIONS

In order to reduce Fund expenses, the Board of Directors of each Fund may redeem all of the shares of any shareholder, other than an IRA or other tax-deferred retirement plan shareholder, whose account has a balance of less than $250 due to a redemption. Such Fund will give any such shareholder sixty (60) days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

WAIVER OF HIGH YIELD FUND SALES CHARGES

No contingent deferred sales charges are imposed on shares of the High Yield Fund sold in exchange of shares of the Balanced or Growth Funds (but not the Money Market Fund). It is also contemplated that no contingent deferred sales charges will be imposed on shares of the High Yield Fund sold in exchange of shares of each new Pax World mutual fund. In addition, shares of the High Yield Fund may be sold at NAV, without payment of a contingent deferred sales charge, by (i) any investor provided that the amount invested by such investor in the High Yield Fund or other Pax World mutual funds totals, immediately after such sale, at least $1,000,000; (ii) any pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, Simplified Employee Pension / IRA plans and retirement and deferred compensation and annuity plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts"; (iii) trustees, officers, directors, employees (including retirees) and sales representatives of the High Yield Fund, the Adviser or certain affiliated companies, for themselves, their spouses and their dependent children; (iv) registered representatives and employees of broker-dealers having selling group agreements with the High Yield Fund, for themselves, their spouses and their dependent children; (v) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent, or
(vi) at the discretion of the Board of Directors of the High Yield Fund.

You must notify the Transfer Agent that you are entitled to the reduction or waiver of the sales charge at the time you request your redemption. The reduction or waiver will be granted subject to confirmation of your entitlement.


HOW TO EXCHANGE YOUR SHARES

In General

As a Pax World shareholder, you may exchange your shares of any Fund for shares of any other Fund, subject to the minimum investment requirement of such Fund and such Fund's anti-"market-timing" policy described below. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. All exchanges will be made on the basis of the relative NAV of the two Funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made and only between accounts that are registered in the same name(s). In addition, each Fund reserves the right to suspend exchange privileges on any account that appears to be practicing "market-timing." Excessive trading can disrupt effective management of the Funds' portfolios, potentially lowering the Funds' performance. Pax World expects that this exchange privilege will be applicable to each new Pax World mutual fund.

EXCHANGES BY WRITTEN REQUEST [GRAPHIC OMITTED]

You may exchange your shares of any Fund, by regular mail, by writing to:

              Pax World Funds
              P.O. Box 9824
              Providence, RI  02940-8024

         or, by overnight delivery, by writing to:

              Pax World Funds
              c/o PFPC, Inc.
              400 Bellevue Parkway, Suite 108
              Wilmington, DE 19809
              Telephone:  800-372-7827.

To exchange shares for which you hold certificates, you must sign your certificates in the name(s) shown on the face of the certificates and return them to Pax World at the address noted above.

EXCHANGES BY TELEPHONE [GRAPHIC OMITTED]

To exchange shares between accounts by telephone, you must:

      o authorize telephone exchanges on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request an exchange of shares between accounts that are registered in the same names.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF THE PAX WORLD FUNDS THAT ARE HELD IN CERTIFICATE FORM.

For your protection and to prevent fraudulent exchanges, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Pax World at one of the addresses noted above.

ONLINE EXCHANGES [GRAPHIC OMITTED]

In order to exchange shares online, you must:

      o authorize telephone / online exchanges on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to exchange shares.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF THE PAX WORLD FUNDS THAT ARE HELD IN CERTIFICATE FORM.

At times, the online exchange of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make exchanges by mail by writing to the Transfer Agent at the address noted above.

A written confirmation of the exchange transaction will be sent to you by mail. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.


TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUNDS

Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, the Funds will not be subject to federal income taxes on the net investment income and capital gains, if any, that they distribute to you. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income.

TAXATION OF SHAREHOLDERS

The purchase of shares in the Fund will be the purchase of an asset and your basis for those shares will be the cost of such shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of one Fund for shares of another Fund, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to you whether or not reinvested. Any net long-term capital gains distributed to you will be taxable as such to you, whether or not reinvested and regardless of the length of time you owned your shares. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if he or she had received and reinvested the cash dividend.

Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities) will be treated as long-term capital gain or loss if the shares have been held more than twelve (12) months - otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by you.


WITHHOLDING TAXES

Under United States Treasury Regulations, each Fund is required by federal law to withhold and remit to the United States Treasury a percentage of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or the appropriate IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. In connection with this withholding requirement, therefore, you will be asked to certify on the Funds' application that the Social Security or tax identification number provided is correct and that you are not subject to back-up withholding for previously underreporting to the Internal Revenue Service.

Foreign shareholders may be subject to special withholding requirements and should consult their tax advisers about the federal, state and local tax consequences in their particular circumstances.

You are urged to consult your own tax adviser regarding specific questions as to federal, state or local taxes.


DIVIDENDS AND DISTRIBUTIONS

While it is the intention of the Funds to distribute to their shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Funds of income and capital gains from investments. In this regard, you should note that there is no fixed dividend rate, and there can be no assurance that any Fund will pay any dividends or realize any capital gains.

The Balanced and Growth Funds expect to pay dividends on net investment income, if any, semi-annually and to make distributions of any capital gains in excess of net capital losses at least annually. Dividends and distributions will be paid in additional Balanced and/or Growth Fund shares, as the case may be, based on the NAV at the close of business on the ex-dividend date or such other date as the Board of Directors of the Balanced and Growth Funds may determine. The High Yield Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of any capital gains in excess of net capital losses at least annually. Dividends and distributions will be paid in additional High Yield Fund shares based on the NAV at the close of business on the payment date.

All dividends and distributions, if any, will be automatically reinvested in additional full and fractional shares of the Funds at the NAV prevailing at the close of business on the ex-dividend date (with respect to the Balanced and Growth Funds) and record date (with respect to the High Yield Fund). If you do not want to receive your dividends and distributions in additional shares, please advise the Transfer Agent at least five (5) days prior to the ex-dividend date (with respect to the Balanced and Growth Funds) and record date (with respect to the High Yield Fund) that you would like to either receive (i) your dividends in cash and distributions in additional shares, (ii) your dividends in additional shares and distributions in cash, or (iii) your dividends and distributions in cash. Send your written request to the Transfer Agent by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024 or, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809 (Telephone: 800-372-7827).

Stock certificates will not be physically issued on reinvestment of such dividends and distributions, but a record of the shares purchased will be added to your account and a confirmation of such reinvestment will be sent to you by the Transfer Agent. In addition, each of the Funds will notify its shareholders after the close of its taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

When a Fund goes "ex-dividend", its NAV is reduced by the amount of the dividend or distribution. If you buy shares just prior to an ex-dividend date, the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable distribution. You should, therefore, consider the timing of dividends when making your purchases.


IMPORTANT NOTE REGARDING "LOST SHAREHOLDERS"

Each of the Funds reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, such Fund would then purchase additional Fund shares with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Transfer Agent written instructions as described above.


SHAREHOLDER SERVICES

Pax World offers the following special programs:


ONLINE ACCOUNT ACCESS.

For your convenience, Pax World offers Online Account Access. Using your social security number and PIN (personal identification number), you can access your Pax World account online, 24 hours a day / 7 days a week, to review your account balances or histories; purchase or redeem Fund shares; or make exchanges between different Pax World Funds. To register for a PIN and to obtain additional information about investing online, call Pax World (toll-free) at 800-372-7827.


AUTOMATIC INVESTMENT PLAN.

Under the Pax World Automatic Investment Plan, you may make regular monthly or quarterly purchases of Fund shares via an automatic debit to a bank account. For additional information about this service, you may contact Pax

World (toll-free) at 800-372-7827 between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, or visit the Pax World website at www.paxworld.com.


TAX-DEFERRED RETIREMENT PLANS.

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.


VOLUNTARY WITHDRAWAL PLAN.

A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks.


REPORTS TO SHAREHOLDERS.

Pax World will send you semi-annual and annual reports. You may elect to have your reports delivered to you via e-mail by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com. The financial statements appearing in annual reports are audited by independent accountants.

The SEC permits the delivery of a single set of semi-annual and annual reports to any household at which two or more shareholders reside, if the shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Funds' expenses. If you prefer to receive separate copies of the Funds' annual reports, either now or in the future, Pax World will promptly deliver, upon your written or oral request, a separate copy of the semi-annual and annual reports, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll free) at 1-800-767-1729 or visiting Pax World's web site at www.paxworld.com. If you are currently a shareholder of any Fund sharing an address with another shareholder of that Fund and wish to have only one semi-annual or annual report delivered to your household in the future, please contact us at the same address, telephone number or website.


SHAREHOLDER INQUIRIES.

Inquiries should be directed in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809 (Telephone: 800-372-7827), or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 302-791-2844).


VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE

To complement the Balanced Fund's objectives of investing in securities of companies whose businesses are essentially of a non-military nature, the Balanced Fund's founders organized the Pax World Foundation in 1970. In 1992, the Pax World Foundation changed its name to Pax World Service.

In January 1998, Pax World Service became formally affiliated with Mercy Corps, based in Portland, Oregon. The resulting agency represents 43 combined years of experience and has provided services or supported projects in approximately 60 countries around the world. Mercy Corps / Pax World Service conducts emergency humanitarian relief, provides assistance with sustainable development projects, operates a microenterprise program, seeks to bolster the development of civil society, and provides opportunities for shareholders and other interested parties to gain first-hand experience and exposure to areas of need and/or conflict.

Pax World Service seeks to provide investors with an opportunity to amplify the social benefits of their socially responsible investment in the Balanced Fund by initiating and supporting projects that encourage international understanding, reconciliation, and sustainable economic development on behalf of world peace and the world's poor.

As an investor in the Balanced Fund, you may, at your election, designate a VOLUNTARY contribution to Pax World Service of a percentage of your Balanced Fund income, including capital gains. The Balanced Fund will then automatically calculate the dollar amount this percentage represents and forward it to Pax World Service on your behalf. Contributions to Pax World Service are charitable contributions and as such are tax deductible on your tax return. You will receive an annual confirmation for income tax purposes indicating contributions made.

No compensation will be paid by Pax World Service directly or indirectly to the officers and directors of any Fund. In addition, Pax World understands that no compensation will be paid by Pax World Service directly or indirectly to the directors of Mercy Corps or Pax World Service, except for travel and other reasonable fees for services rendered on behalf of projects undertaken by Pax World Service.

Balanced Fund shareholders who contribute to Pax World Service will receive an annual report of its activities, which includes PAX FACTS, the Pax World Service newsletter, and a financial statement.

To register as a Pax World Service designator, please check off the appropriate box on your account application and we will send you the registration form. Additional information may be obtained by writing to Pax World Service at 1730 Rhode Island Avenue NW, Suite 707, Washington, D.C. 20036, by telephoning Pax World Service at 202-463-0486 or Pax World Funds (toll-free) at 800-767-1729, or by visiting the Pax World Service website at WWW.PAXWORLD.ORG.


ADDITIONAL INFORMATION

FOR TEXAS RESIDENTS ONLY: Investment objectives are hereby clarified and intended to be consistent with Texas securities regulations. The Balanced Fund does not intend to make and has not made investments in oil, gas and other mineral leases or arbitrage transactions. The By-Laws of the Balanced Fund contain an investment restriction which does not allow it to purchase or sell real property but permits the Balanced Fund to make an investment in readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate.

                       PRIVACY POLICY AND PRACTICES NOTICE

The Pax World Funds and Pax World Management Corp. recognize the importance of protecting your personal and financial information. We are therefore sending you this notice to inform you of our privacy policy:

         1. We collect personal information about you to conduct business operations, provide customer service, offer new products, and satisfy legal and regulatory requirements. The nonpublic personal information that we collect about you may include such items as your name, address, social security or taxpayer identification number, telephone number and e-mail address, as well as your account numbers, account balances and account activity.

         2. We collect such information from the following sources: account applications and other forms; correspondence, either written , telephonic or electronic; your use of the Pax World website (such as that provided through online forms and online information-collecting devices known as "cookies"). We do not, however, use "cookies" to retrieve information from a visitor's computer that was not originally sent in a "cookie"; and account history.

         3. We do not disclose any nonpublic personal information about you to anyone, except as disclosed in item 4, below, or as otherwise required or permitted by law.

         4. We may disclose any or all of the nonpublic personal information that we collect about you with our affiliates and third parties that we hire to help us provide products and services to you, such as our broker/dealers, custodians, transfer agents, accountants and attorneys. In addition, we may from time to time distribute information to you on behalf of Pax World Service, a not-for-profit organization that initiates and supports projects encouraging international understanding, reconciliation and sustainable economic development on behalf of world peace and the world's poor. Pax World Service reimburses us for out-of-pocket costs incurred in connection with distributing such information.

         5. We restrict access to nonpublic personal information about you to those employees who need to know that information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PAX WORLD

ETHICAL INVESTING


INVESTMENT ADVISER
Pax World Management Corp.
222 State Street
Portsmouth, NH  03801-3853

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC, Inc.
P.O. Box 9824
Providence, RI  02940-8024

GENERAL COUNSEL
Kurzman Karelsen & Frank, LLP
230 Park Avenue
New York, NY  10169

INDEPENDENT AUDITORS
Pannell Kerr Forster PC
75 Federal Street
Boston, MA  02110

PAX WORLD
222 State Street
Portsmouth, NH 03801-3853
[GRAPHIC OMITTED]  800-767-1729
WEB  www.paxworld.com
EMAIL  info@paxworld.com

For General Fund Information:
[GRAPHIC OMITTED]  800-767-1729

For Shareholder Account Information:
[GRAPHIC OMITTED]  800-372-7827

For Broker Services:
[GRAPHIC OMITTED]  800-635-1404

Address All Account Inquiries to:
Pax World
P.O. Box 9824
Providence, RI 02940-8024

[GRAPHIC OMITTED]  printed in USA on recycled paper

Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the date hereof, and in the Funds' annual and semi-annual reports to shareholders, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Pax World at the address or telephone number noted above, or by visiting Pax World's web site at www.paxworld.com. In addition, you will find in the Funds' annual reports a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Information about the Funds (including the Statement of Additional Information, the

Funds' annual and semi-annual reports to shareholders, and other reports and information regarding the Funds) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Such Statement of Additional Information and other reports and information are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of that information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act file no.: 811-02064, 811-08097 and 811-09419.

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


                                [PAX WORLD LOGO]


                          PAX WORLD BALANCED FUND, INC.

                           PAX WORLD GROWTH FUND, INC.

                         PAX WORLD HIGH YIELD FUND, INC.


                   222 State Street, Portsmouth, NH 03801-3853
               For Shareholders Account Information: 800-372-7827
               Protsmouth, NH Office: 800-767-1729 / 603-431-8022
                            Website: www.paxworld.com



                       Statement of Additional Information
                               Dated May 15, 2003


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated the date hereof to which it relates.

The Financial Statements of the Funds have been incorporated by reference into this Statement of Additional Information from the Funds' Annual Reports.

A copy of the Funds' Prospectus and Financial Statements may be obtained, without charge, by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World at 800-767-1729 (toll-free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission's website at www.sec.gov.

TABLE OF CONTENTS

                                                                            Page

FUND HISTORIES.............................................................   1

INVESTMENT OBJECTIVES, STRATEGIES AND PHILOSOPHIES.........................   1
     Investment Objectives.................................................   1
     Investment Strategies.................................................   1
     Investment Philosophy.................................................   3

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS.......................   4
     Asset Backed Securities...............................................   4
     Bank Debt.............................................................   4
     Borrowing Money.......................................................   5
     Forward Foreign Currency Exchange Contracts...........................   5
     Illiquid, Restricted and Privately Placed Securities..................   6
     Lending of Securities.................................................   6
     Options on Foreign Currencies.........................................   7
     Options on Futures Contracts..........................................   7
     Options on Securities.................................................   8
     Options on Securities Indices.........................................   9
     Position Limits.......................................................  10
     Real Estate Investment Trusts.........................................  10
     Repurchase Agreements.................................................  10
     Short-term Investments................................................  11
     United States Government Agency and/or Instrumentality Securities.....  11
     United States Government Securities...................................  12
     When-Issued and Delayed Delivery Securities...........................  12

INVESTMENT RESTRICTIONS....................................................  12

MANAGEMENT OF THE FUNDS....................................................  17
     Officers / Directors..................................................  17
     Control Persons and Principal Holders of Securities...................  24
     Codes of Ethics.......................................................  25
     Proxy Voting Guidelines...............................................  25

INVESTMENT ADVISORY AND OTHER SERVICES.....................................  37
     Adviser...............................................................  37
     Custodian.............................................................  38
     Transfer and Dividend Disbursing Agent................................  39
     Independent Accountants...............................................  39

BROKERAGE ALLOCATION AND OTHER PRACTICES...................................  39
     Brokerage Transactions................................................  39
     Brokerage Selection...................................................  39
     Brokerage Commissions.................................................  40

CAPITAL STOCK AND OTHER SECURITIES.........................................  41

PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF FUND SHARES..................  41

TAXATION OF THE FUNDS......................................................  42

DISTRIBUTION...............................................................  43

CALCULATION OF PERFORMANCE DATA............................................  44
     Average Annual Total Return...........................................  44
     Yield Quotation.......................................................  45

FINANCIAL STATEMENTS.......................................................  45

FUND HISTORIES

Pax World Balanced Fund, Inc. (the "Balanced Fund"), Pax World Growth Fund, Inc. (the "Growth Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") (individually, a "Fund"; collectively, the "Funds") are socially-responsible, open-end, diversified management investment companies that were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively.


INVESTMENT OBJECTIVES, STRATEGIES AND PHILOSOPHIES


INVESTMENT OBJECTIVES


The Balanced Fund

The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.


The Growth Fund

The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.


The High Yield Fund

The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.


INVESTMENT STRATEGIES


The Balanced Fund

The Balanced Fund intends to invest about sixty percent (60%) of its total assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) of its total assets in bonds and/or debentures. These percentages may vary, however, depending upon market conditions.

The Balanced Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity and debt securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

In connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association and Federal Home Loan

Mortgage Corporation certificates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.


The Growth Fund

The Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Under normal market conditions, the Growth Fund anticipates that at least seventy-five percent (75%) of its total assets will consist of equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions.

The Growth Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers,
(iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Growth Fund's portfolio will be selected on a company-by-company basis primarily through the use of fundamental analysis. In this regard, Pax World Management Corp., the adviser to the Funds (the "Adviser"), looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and which are, in the judgment of the Adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. The Growth Fund may also invest in equity securities of companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term -- these securities often lack investor recognition and are often favorably valued.

The Growth Fund may purchase and sell put and call options on equity securities and stock indices and foreign currency exchange contracts to hedge its portfolio and attempt to enhance return. In addition, the Growth Fund may borrow up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes.


The High Yield Fund

The High Yield Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions.

In addition, the High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

The High Yield Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high yield fixed income securities at the time of purchase, convertible securities and preferred stock, (ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down.

                                      * * *

In addition, each Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars) and the Funds reserve the right to hold securities issued by the Pax World Money Market Fund, Inc. (the "Money Market Fund"), each in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. Each Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

Each Fund will also endeavor (but is not required) to invest in companies that have adopted and administer fair employment and pollution control policies to the extent information reflecting such policies and administrative practices is available to such Fund.

None of the Funds will invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Funds' socially responsible objectives and policies.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer.
The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.


INVESTMENT PHILOSOPHY

Consistent with their ethical investment criteria, the Funds seek investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. By way of illustration, each Fund will invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, publishing, retail, technology and telecommunications, among others. In addition, each Fund's portfolio will consist primarily of companies located in the United States.

The ethical investment policy of each Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

If it is determined after the initial purchase by a Fund that a company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund's portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.

There can be no assurance that the Funds' investment objectives will be achieved.


INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

The following discussion expands upon the description of the Funds' primary investments and also outlines other types of securities and transactions in which, although not primary investments, the Funds are permitted to invest.


ASSET-BACKED SECURITIES (APPLICABLE TO ALL FUNDS)

The Funds may invest in asset-backed securities ("ABSs"). An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Balanced, Growth and High Yield Funds will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.


BANK DEBT (APPLICABLE TO THE HIGH YIELD FUND)

The High Yield Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, are generally arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The High Yield Fund's investment may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

Participations differ both from the public and private debt securities typically held by the High Yield Fund and from Assignments. In Participations, the High Yield Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the High Yield Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the High Yield Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. Thus, the High Yield Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the High Yield Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the High Yield Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the High Yield Fund may obtain less than the full value for loan interests sold because they are illiquid. The High Yield Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the High Yield Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the High Yield Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

BORROWING MONEY (APPLICABLE TO ALL FUNDS)

None of the Funds will borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow up to five percent (5%), and the Growth and High Yield Funds may borrow up to twenty percent (20%), of their respective total assets taken at cost. Pursuant to the requirements of the Investment Company Act, any such borrowing will be made only to the extent that the value of such Fund's assets, less its liabilities other than borrowings, is equal to at least three hundred percent (300%) of all borrowings by such Fund, including the proposed borrowing. If the value of any Fund's assets, when computed in that manner, falls below such three hundred percent (300%) asset coverage requirement, such Fund is required, within three (3) days, to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, such Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments. In addition, because interest on money that a Fund borrows is an expense of that Fund, the Funds' expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or "NAV" per share of those Funds may fluctuate more than the NAV per share of mutual funds that do not borrow.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (APPLICABLE TO ALL FUNDS)

The Funds may enter into forward foreign currency exchange contracts in limited circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, it may desire to "lock-in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Funds may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Funds' custodian, will place cash or liquid securities into a segregated account for each Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in that account on a daily basis so that the value of that account will equal the amount of its Fund's commitments with respect to such contracts.

In general, the Funds will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


ILLIQUID, RESTRICTED AND PRIVATELY PLACED SECURITIES (APPLICABLE TO ALL FUNDS)

The Balanced, Growth and High Yield Funds may not invest more than five percent (5%), ten percent (10%) and fifteen percent (15%), respectively, of their net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors of each Fund. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in at least one of the two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


LENDING OF SECURITIES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

Consistent with applicable regulatory requirements, the Growth and High Yield Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate twenty percent (20%) of the value of the such Fund's total assets and provided that such loans are callable at any time by such Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Growth and High Yield Funds continue to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business days' notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Growth and High Yield Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Growth and High Yield Funds will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


OPTIONS ON FOREIGN CURRENCIES (APPLICABLE TO THE HIGH YIELD FUND)

Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described under "Investment Objectives, Principal Investment Strategies and Additional Principal Risks - Additional Principal Risks - Foreign Securities", in the Prospectus, and include government actions affecting currency valuation and the movements of currencies from one country to another.


OPTIONS ON FUTURES CONTRACTS (APPLICABLE TO THE HIGH YIELD FUND)

The High Yield Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

If the High Yield Fund purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

When the High Yield Fund writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The High Yield Fund will be considered "covered" with respect to a call option it writes on a futures contract if it owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. The High Yield Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

To the extent the High Yield Fund is not "covered" as described above with respect to written options, it will segregate and maintain for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned futures. If the High Yield Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the High Yield Fund) with respect to such option.


OPTIONS ON SECURITIES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

The Growth and High Yield Funds may purchase and write (i.e., sell) put and call options on securities that are traded on United States or foreign securities exchanges or that are traded in the over-the-counter markets.

A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.

A put option is a similar contract that gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price.

A call option written by a Fund is "covered" if (i) the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or (ii) the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, United States Government securities or other liquid high-grade debt obligations in a segregated account with the Custodian.

A put option written by a Fund is "covered" if the Fund maintains cash, United States Government securities or other liquid high-grade debt obligations with a value equal to the exercise price in a segregated account with the Custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Growth and High Yield Funds may also purchase "protective puts", i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

The Growth and High Yield Funds may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Neither the Growth nor the High Yield Fund intends to purchase options on equity securities if the aggregate premiums paid for such outstanding options by the Fund would exceed five percent (5%) of the Fund's total assets.

OPTIONS ON SECURITIES INDICES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

In addition to options on securities, the Growth and High Yield Funds may also purchase and sell put and call options on securities indices traded on United States or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of One Hundred (100) means that a one-point difference will yield One Hundred Dollars ($100.00). Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Growth and High Yield Funds have other liquid assets that are sufficient to satisfy the exercise of a call, they would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the Adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

The distinctive characteristics of options on indices create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses to the Fund. It is the Growth and High Yield Funds' policy to purchase or write options only on indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Growth and High Yield Funds will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

The Growth and High Yield Funds will write put options on stock indices and foreign currencies only if such options are covered by segregating with the Custodian an amount of cash, United States Government securities, or liquid assets equal to the aggregate exercise price of the puts. Neither the Growth nor the High Yield Fund intends to purchase options on securities indices if the aggregate premiums paid by such Fund for such outstanding options would exceed ten percent (10%) of that Fund's total assets.


POSITION LIMITS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

Transactions by the Growth and High Yield Funds in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions in excess of these limits, and it may impose certain other sanctions.


REAL ESTATE INVESTMENT TRUSTS (APPLICABLE TO ALL FUNDS)

The Funds may purchase real estate investment trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.


REPURCHASE AGREEMENTS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

When the Growth and High Yield Funds purchase securities, they may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than 397 days after the Funds' acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Growth or High Yield Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Growth and High Yield Funds may engage in a repurchase agreement with respect to any security in which such Funds are authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Growth and High Yield Fund's investment criteria and will be held by the Growth and High Yield Funds' custodian or in the Federal Reserve Book Entry System.

For purposes of the Investment Company Act, a repurchase agreement is deemed to be a loan from the Growth and/or High Yield Fund to the seller subject to the repurchase agreement and is, therefore, subject to such Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Growth and/or High Yield Fund subject to a repurchase agreement as being owned by such Fund or as being collateral for a loan by such Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Growth and High Yield Funds may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Growth or High Yield Fund has not perfected a security interest in the security, such Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, such Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Growth and High Yield Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Growth and High Yield Funds may incur a loss if the proceeds to such Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Growth and High Yield Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


SHORT-TERM INVESTMENTS (APPLICABLE TO ALL FUNDS)

When conditions dictate a defensive strategy, the Funds may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.


UNITED STATES GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES (APPLICABLE TO ALL FUNDS)

The Funds may invest in securities issued or guaranteed by United States Government agencies or instrumentalities other than the United States Treasury. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Funds may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

In connection with their commitment to assist in the development of housing, the Funds may invest in mortgage-backed securities, including those that represent undivided ownership interests in pools of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. The United States Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Funds' shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Each Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.

The Funds may invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages.


UNITED STATES GOVERNMENT SECURITIES (APPLICABLE TO ALL FUNDS)

The Funds may purchase short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Funds. These include issues of agencies and instrumentalities established under the authority of an act of Congress. These securities are not supported by the full faith and credit of the United States Treasury - some are supported by the right of the issuer to borrow from the United States Treasury, and still others are supported only by the credit of the agency or instrumentality. Although obligations of federal agencies and instrumentalities are not debts of the United States Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the United States Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES (APPLICABLE TO ALL FUNDS)

From time to time, in the ordinary course of business, the Funds may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment. In addition, the Funds will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Funds' Custodian will maintain, in a separate account of each Fund, cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities", when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.


The Balanced Fund

The Balanced Fund may not:

1. Purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Balanced Fund in the securities of such issuer exceeds five percent (5%) of the market value of the Balanced Fund's total assets, or (b) the Balanced Fund owns more than ten percent (10%) of the outstanding voting securities of any one class of securities of such issuer.

2. Purchase securities of other registered investment companies, other than the Money Market Fund.

3. Concentrate more than twenty-five percent (25%) of its investments in one particular industry.

4. Purchase or sell real estate or other interests in real estate which are not readily marketable.

5.   Write, purchase or sell put and call options or combinations thereof.

6.   Lend money or securities.

7. Purchase securities on margin or sell short or purchase or sell commodities.

8. Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow from banks up to five percent (5%) of its total assets taken at cost.

9. Mortgage or pledge as security for indebtedness any securities owned or held by the Balanced Fund except as stated in item 8, above.

10. Participate on a joint and several basis in any trading account in securities.

11.  Invest in companies for the purpose of exercising control of management.

12. Act as an underwriter of securities of other issuers, except that the Balanced Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Balanced Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933. The Balanced Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Balanced Fund may not be able to dispose of its holdings in these securities at reasonable price levels.

13. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

14. Invest more than five percent (5%) of its total assets in securities of companies having a record of less than three years continuous operation except for the Money Market Fund and those surviving a merger or consolidation.


The Growth Fund

The Growth Fund may not:

1. Purchase securities on margin (but the Growth Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Growth Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the Growth Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge its assets, except that the Growth Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Growth Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4. Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the Growth Fund's total assets, more than five percent (5%) of the Growth Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the Fund's total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the Growth Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5. Purchase any security if, as a result, the Fund would then have more than five percent (5%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the Growth Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6. Buy or sell real estate or interests in real estate, except that the Growth Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Growth Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

7. Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8. Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the Growth Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Growth Fund might not be free to sell to the public without registration of such securities under the Securities Act. The Growth Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Growth Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The Growth Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities" above.

9.   Make investments for the purpose of exercising control of management.

10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Growth Fund may invest in the securities of companies which invest in or sponsor such programs.

11. Make loans, except that the Growth Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Growth Fund's Board of Directors. See "Investments and Special Considerations; Risk Factors - Repurchase Agreements" above.

12. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

In order to comply with certain "blue sky" restrictions, the Growth Fund will not as a matter of operating policy:

1.   Invest in oil, gas and mineral leases.

2. Invest in securities of any issuer if, to the knowledge of the Growth Fund, any Officer or Director of the Growth Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%) own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3. Purchase warrants if, as a result, the Growth Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the Growth Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

Although the Growth Fund does not have a policy with respect to the issuance of senior securities, the Growth Fund has no present intention of issuing any securities that are senior to its currently issued and outstanding shares of Common Stock.


The High Yield Fund

The High Yield Fund may not:

1. Purchase securities on margin (but the High Yield Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the High Yield Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the High Yield Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge its assets, except that the High Yield Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The High Yield Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the High Yield Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4. Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the High Yield Fund's total assets, more than fifteen percent (15%) of the High Yield Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the High Yield Fund's total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the High Yield Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5. Purchase any security if, as a result, the High Yield Fund would then have more than fifteen percent (15%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the High Yield Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the High Yield Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6. Buy or sell real estate or interests in real estate, except that the High Yield Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The High Yield Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

7. Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8. Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the High Yield Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act. The High Yield Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the High Yield Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The High Yield Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities" above.

9.   Make investments for the purpose of exercising control of management.

10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the High Yield Fund may invest in the securities of companies which invest in or sponsor such programs.

11. Make loans, except that the High Yield Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the High Yield Fund's Board of Directors. See "Investments and Special Considerations; Risk Factors - Repurchase Agreements" above.

12. Invest more than forty percent (40%) of the value of its assets in securities of foreign issuers.

In order to comply with certain "blue sky" restrictions, the High Yield Fund will not as a matter of operating policy:

1.   Invest in oil, gas and mineral leases.

2. Invest in securities of any issuer if, to the knowledge of the High Yield Fund, any Officer or Director of the High Yield Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%), own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3. Purchase warrants if, as a result, the High Yield Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the High Yield Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

                                      * * *

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset value will not be considered a violation of such policy.


MANAGEMENT OF THE FUNDS

The Funds' officers are responsible for the day-to-day operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.


OFFICERS / DIRECTORS

GENERAL

The following tables reflect the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or directors of the Funds. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.
G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H. G. Wellington"). The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H. G. Wellington.

----------------------------------------------------------------------------------------------------------------------------------
Interested Directors and Officers
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Number of
                                          Position(s) Held with                                              Portfolios in the Pax
                                         Funds; Term of Office(1)    Principal Occupation(s) During Past 5    World Fund Family
                                         and Length of Time           Years and Other Directorships Held by       Overseen by
          Name, Address and Age                 Served                         Director or Officer                  Director
----------------------------------------------------------------------------------------------------------------------------------
Thomas W. Grant  (2; 3; and 4)           Vice Chairman of the       Mr. Grant is the Vice Chairman of the              3
14 Wall Street                           Board of Directors and     Board and President of Pax World
New York, NY  10005;                     President - Pax World      Balanced Fund, Inc. (1996-present),
(61)                                     Balanced Fund, Inc.        the President of Pax World Growth
                                         (1996-present);            Fund, Inc. (1997-present), Pax World
                                                                    High Yield Fund, Inc. (1998-present),
                                         President; Director -      Pax World Money Market Fund, Inc.
                                         Pax World Growth Fund,     (1998-present), Pax World Management
                                         Inc. (1997-present); and   Corp. (1996-present), and H. G.
                                                                    Wellington & Co., Inc.
                                         President; Director -      (1991-present).  Mr. Grant has been
                                         Pax World High Yield       associated with H. G. Wellington &
                                         Fund, Inc.                 Co., Inc. since 1991 and served
                                         (1999-present).            previously with the firm of Fahnestock
                                                                    & Co. for twenty-six years as a
                                                                    partner, managing director and senior
                                                                    officer.  His duties encompassed
                                                                    branch office management, corporate
                                                                    finance, syndications and municipal
                                                                    and corporate bonds.  Mr. Grant is a
                                                                    graduate of the University of North
                                                                    Carolina (BA).

----------------------------------------------------------------------------------------------------------------------------------
James M. Shadek                          Treasurer - Pax World      Mr. Shadek is a Senior Vice President             N/A
14 Wall Street                           Growth Fund, Inc.          for Social Research of Pax World
New York, NY 10005;                      (1997-present); and        Management Corp. (1996-present) and an
(50)                                                                Account Executive with H.G. Wellington
                                         Treasurer - Pax World      & Co., Inc. (1986-present).  Mr.
                                         High Yield Fund, Inc.      Shadek, together with members of his
                                         (1999-present).            family, owns substantially all of the
                                                                    outstanding shares of capital stock of
                                                                    Pax World Management Corp. and a
                                                                    25.07% interest in H.G. Wellington &
                                                                    Co., Inc.

----------------------------------------------------------------------------------------------------------------------------------
Laurence A. Shadek  (2; 3; and 4)        Chairman of the Board of   Mr. Shadek is the Chairman of the                  3
14 Wall Street                           Directors; Director -      Board of Directors of Pax World
New York, NY  10005;                     Pax World Balanced Fund,   Balanced Fund (1996-present), Pax
(53)                                     Inc. (1996-present);       World Growth Fund, Inc.
                                                                    (1997-present), and Pax World High
                                         Chairman of the Board of   Yield Fund, Inc. (1999-present), an
                                         Directors; Director -      Executive Vice President of Pax World
                                         Pax World Growth Fund,     Money Market Fund, Inc.
                                         Inc. (1997-present); and   (1998-present), the Chairman of the
                                                                    Board of Pax World Management Corp.
                                                                    (1996-present), and an Executive
                                                                    Vice-President of H. G. Wellington &
                                                                    Co., Inc. (1986-present).

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                         Chairman of the Board of   Mr. Shadek, together with members of
                                         Directors; Director -      his family, owns substantially all of
                                         Pax World High Yield       the outstanding shares of capital
                                         Fund, Inc.                 stock of Pax World Management Corp.
                                         (1999-present).            and a 25.07% interest in H. G.
                                                                    Wellington & Co., Inc. Mr. Shadek has
                                                                    been associated with H. G. Wellington
                                                                    & Co., Inc. since March 1986 and was
                                                                    previously associated with Stillman,
                                                                    Maynard & Co., where he was a general
                                                                    partner. Mr. Shadek's investment
                                                                    experience includes twelve years as a
                                                                    limited partner and Account Executive
                                                                    with the firm Moore & Schley. Mr.
                                                                    Shadek is a graduate of Franklin &
                                                                    Marshall College (BA) and New York
                                                                    University, School of Graduate
                                                                    Business Administration (MBA). Mr.
                                                                    Shadek is a member of the Board of
                                                                    Trustees of Franklin & Marshall
                                                                    College.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Disinterested Directors and Officers
----------------------------------------------------------------------------------------------------------------------------------
                                          Position(s) Held with                                                    Number of
                                         Funds; Term of Office(1)    Principal Occupation(s) During Past 5     Portfolios in Fund
                                         and Length of Time           Years and Other Directorships Held by   Complex Overseen
          Name, Address and Age                 Served                         Director or Officer                by Director
----------------------------------------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr.  (5; 6; and 7)       Director - Pax World       Mr. Doerge has been a private investor            3
867 Remsen Lane                          Balanced Fund, Inc.        since 1995.  Prior to that, Mr. Doerge
Oyster Bay, NY 11771; (64)               (1998-present);            was Executive Vice President and
                                                                    Managing Director of Smith Barney for
                                         Director - Pax World       approximately twenty-four years.  Mr.
                                         Growth Fund, Inc.          Doerge is a Member of the Board of
                                         (1997-present); and        Trustees, the Deputy Mayor and the
                                                                    Police Commissioner of the Village of
                                         Director - Pax World       Upper Brookville, New York.   Mr.
                                         High Yield Fund, Inc.      Doerge is also a Member of the Board
                                         (1999-present).            of Directors and the Chairman of the
                                                                    Investment Committee of St. Johnland
                                                                    Nursing Home located in Kings Park,
                                                                    New York.

----------------------------------------------------------------------------------------------------------------------------------
Anita D. Green                           Co-Treasurer - Pax World   Ms. Green serves as the Director of               N/A
c/o Pax World Management Corp.           Balanced Fund, Inc.        Social Research and Corporate Activity
222 State Street                         (1998-present);            for the Pax World Funds and Pax World
Portsmouth, NH 03801-3853;                                          Management Corp. (1996-present) and
(38)                                     Assistant Treasurer  -     was the Manager - Shareholder Services
                                         Pax World Growth Fund,     for the Pax World Funds and Pax World
                                         Inc. (1997-present); and   Management Corp. (1990-2000).  Ms.
                                                                    Green is also a Co-Treasurer of Pax
                                                                    World

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                         Assistant Treasurer -      Management Corp. (1998-present). Ms.
                                         Pax World High Yield       Green is a member of the Board of
                                         Fund, Inc.                 Directors of the Social Investment
                                         (1999-present).            Forum (SIF), the steering committee of
                                                                    the SIF International Working Group,
                                                                    and the advisory committee of the
                                                                    Shareholder Action Network.

----------------------------------------------------------------------------------------------------------------------------------
Michelle L. Guilmette                    Assistant Treasurer        Ms. Guilmette is the Broker/Dealer                N/A
c/o Pax World Management Corp.           (1997-present) and         Representative for the Pax World Funds
222 State Street                         Assistant Secretary        and Pax World Management Corp.
Portsmouth, NH 03801-3853;               (1999-present) - Pax       (1999-present) and was a Shareholder
(29)                                     World Balanced Fund,       Services Representative for the Pax
                                         Inc.;                      World Funds and Pax World Management
                                                                    Corp. (1992-1999).
                                         Assistant Secretary -
                                          Pax World Growth Fund,
                                         Inc. (1999-present); and

                                         Assistant Secretary -
                                         Pax World High Yield
                                         Fund, Inc.
                                         (2000-present).

----------------------------------------------------------------------------------------------------------------------------------
James M. Large, Jr.  (5; 6; and 7)       Director - Pax World       Mr. Large is the Chairman Emeritus of              3
c/o Dime Bancorp, Inc.                   Balanced Fund, Inc.        Dime Bancorp, Inc. (1998-present).
589 Fifth Avenue                         (2001-present);            Prior to that, Mr. Large was the
New York, NY  10017;                                                Chairman (1995-1997) and Chief
(70)                                     Director - Pax World       Executive Officer (1995-1996) of Dime
                                         Growth Fund, Inc.          Bancorp, Inc. and the Chairman and
                                         (2001-present); and        Chief Executive Officer of Anchor
                                                                    Savings Bank / Anchor Bancorp
                                         Director - Pax World       (1989-1995).
                                         High Yield Fund, Inc.
                                         (1999-present).

----------------------------------------------------------------------------------------------------------------------------------
Joy L. Liechty                           Director - Pax World       Ms. Liechty is a Client and Sales                  2
1403 Ashton Court                        Balanced Fund, Inc.        Advocate and sales conference planner
Goshen, IN  46526;                       (1991-present); and        with the Mennonite Mutual Aid (MMA)
(49)                                                                Association, a faith-based socially
                                         Director - Pax World       responsible investing financial
                                         Growth Fund, Inc.          services and insurance institution
                                         (1997-present).            located in Goshen, Indiana.  Ms.
                                                                    Liechty has been associated with that
                                                                    organization since 1976, serving as
                                                                    the Manager of Client Services from
                                                                    1980 to 1989, and in her current role
                                                                    since 1989.

----------------------------------------------------------------------------------------------------------------------------------
Sanford C. Sherman  (5; and 6)           Director - Pax World       Mr. Sherman is a Trustee of the                    2
91 Hillside Drive                        Balanced Fund, Inc.        Piscataqua Savings Bank, Portsmouth,
Portsmouth, NH  03801;                   (1992-present); and        New Hampshire (1972-present) and the
(66)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Chairman of the Piscataqua Savings
                                         Director - Pax World       Bank Trust Committee (1997-present).
                                         Growth Fund, Inc.          Mr. Sherman was the Chief Executive
                                         (1999-present).            Officer until December 31, 2000, and
                                                                    was the President and Chief Executive
                                                                    Officer until December 31, 1999, of
                                                                    the Piscataqua Savings Bank -
                                                                    positions he held since April 1981.
                                                                    For 21 years prior thereto, Mr.
                                                                    Sherman held various other positions
                                                                    with the bank, including Vice
                                                                    President and Treasurer. Mr. Sherman
                                                                    is also the Vice Chairman of the
                                                                    Portsmouth Regional Hospital Board of
                                                                    Trustees (1997-present).

----------------------------------------------------------------------------------------------------------------------------------
Janet Lawton Spates                      Co-Treasurer - Pax World   Ms. Spates is the Chief Financial                 N/A
c/o Pax World Management Corp.           Balanced Fund, Inc.        Officer for the Pax World Funds and
222 State Street                         (1998-present);            Pax World Management Corp.
Portsmouth, NH 03801-3853;                                          (1992-present).  Ms. Spates is also a
(33)                                     Assistant Treasurer -      Co-Treasurer of Pax World Management
                                         Pax World Growth Fund,     Corp. (1998-present).
                                         Inc. (1997-present); and

                                         Assistant Treasurer -
                                         Pax World High Yield
                                         Fund, Inc.
                                         (1999-present).

----------------------------------------------------------------------------------------------------------------------------------
Nancy S. Taylor                          Director - Pax World       Dr. Taylor is the President and a                  2
600 Salem End Road                       Balanced Fund, Inc.        Minister of the Massachusetts
Framingham, MA  01702;                   (1997-present); and        Conference of the United Church of
(47)                                                                Christ (2001-present).  Dr. Taylor
                                         Director - Pax World       previously served as a Senior Minister
                                         Growth Fund, Inc.          with the First Congregational Church
                                         (1997-present).            in Boise, Idaho and has been
                                                                    associated with that organization
                                                                    since 1992.  Prior to that, Dr. Taylor
                                                                    was an Associate Minister with the
                                                                    Immanuel Congregational Church in
                                                                    Hartford, Connecticut for
                                                                    approximately five years.  Dr. Taylor
                                                                    was a co-founder of Idaho Voices of
                                                                    Faith for Human Rights, Inc. and of
                                                                    the Idaho Human Rights Education
                                                                    Center, and served as a director of
                                                                    the Ada County Human Rights Task Force
                                                                    (1994-2001) and the High Horizon
                                                                    Housing Corporation (1992-2001).  Dr.
                                                                    Taylor is also a member of the Board
                                                                    of Directors of theAndover Newton
                                                                    Theological School (2002-present) and
                                                                    the Massachusetts Congregational Fund
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                    (2002-present).

----------------------------------------------------------------------------------------------------------------------------------
Lee D. Unterman                          Secretary - Pax World      Mr. Unterman is a Partner with the law            N/A
c/o Kurzman Karelsen & Frank, LLP        Balanced Fund, Inc.        firm of Kurzman Karelsen & Frank, LLP,
230 Park Avenue                          (1997-present);            New York, NY (2000-present) and was a
New York, NY 10169;                                                 Partner with the law firms of Bresler
(52)                                     Secretary - Pax World      Goodman & Unterman, LLP (1997-2000)
                                         Growth Fund, Inc.          and Broudy & Jacobson, New York, NY
                                         (1997-present); and        (1988-1997).

                                         Secretary - Pax World
                                         High Yield Fund, Inc.
                                         (1999-present).

----------------------------------------------------------------------------------------------------------------------------------
Esther J. Walls, M.L.S.                  Director - Pax World       Ms. Walls was Associate Director of                3
Apartment 29-J                           Balanced Fund, Inc.        Libraries, State University of New
160 West End Avenue                      (1981-present);            York, Stony Brook, Long Island, NY
New York, NY  10023;                                                (1974- 1990).  Ms. Walls was also a
(76)                                     Director - Pax World       member of the Boards of Directors of
                                         Growth Fund, Inc.          UNICEF and the International Relations
                                         (2002-present); and        Committee of the American Library
                                                                    Association.
                                         Director - Pax World
                                         High Yield Fund, Inc.
                                         (1999-present).
----------------------------------------------------------------------------------------------------------------------------------

     (1) Directors of each Fund are elected each year at such Fund's Annual Meetings of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

     (2), (3) and (4) Designates a member of the Investment Committee of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc., respectively. The Investment Committee has the responsibility of overseeing a Fund's investments.

     (5), (6) and (7) Designates a member of the Audit Committee of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc., respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Boards of Directors of the Balanced and Growth Funds have determined that their respective Funds have three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on their respective Audit Committees, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman; the Board of Directors of the High Yield Fund has determined that the High Yield Fund has two "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr. and James M. Large, Jr.

                                      * * *

Certain directors and officers of the Funds are directors and officers of more than one Fund. None of the officers or directors of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and

James M. Shadek are brothers. A vacancy currently exists in the Board of Directors of the High Yield Fund due to the death of Mr. John L. Kidde.


OWNERSHIP OF SHARES

The following table shows the amount of equity securities owned by the directors of the Funds and in all investment companies in the Pax World Fund Family overseen by the directors of the Funds as of December 31, 2002:

                                                                                                  Aggregate Dollar
                                                                                                  Range of Equity
                                                                                                 Securities in All
                                 Dollar Range of      Dollar Range of       Dollar Range of    Registered Investment
                                Equity Securities    Equity Securities     Equity Securities   Companies Overseen by
                                      in the               in the               in the          Director in the Pax
                                  Balanced Fund         Growth Fund         High Yield Fund      World Fund Family
     Interested Directors
Mr. Thomas W. Grant              $10,001-$50,000         $0-$10,000              None             $50,001-$100,000
Mr. Laurence A. Shadek           $10,001-$50,000     $50,001-$100,000#      over $100,000#         over $100,000#

   Disinterested Directors

Mr. Carl H. Doerge, Jr.          $50,001-$100,000     $10,001-$50,000       $10,001-$50,000        over $100,000
Mr. James M. Large, Jr.                None                 None                 None                   None
Ms. Joy L. Liechty               $10,001-$50,000         $0-$10,000              None             $10,001-$50,000
Mr. Sanford C. Sherman           $10,001-$50,000         $0-$10,000              None             $10,001-$50,000
Dr. Nancy S. Taylor              $50,001-$100,000     $10,001-$50,000            None             $50,001-$100,000
Ms. Esther J. Walls              $10,001-$50,000            None                 None             $10,001-$50,000

# Includes shares of the Growth and High Yield Funds owned of record by the Adviser and H. G. Wellington & Co., Inc.


COMPENSATION

The Balanced Fund currently pays each of its unaffiliated directors a fee of $2,000, and each of its affiliated directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their unaffiliated directors a fee of $1,000, and each of their affiliated directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of their Audit Committees, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Boards of Directors of any of the Funds receives compensation from the Funds for services performed as a member of the Boards of Directors of the Funds.

The following table sets forth certain information relating to all directors of the Funds, all members of any advisory boards who receive compensation from the Funds, and for each of the three highest paid executive officers or any affiliated person of the Funds who received aggregate compensation from the Funds for the most recently completed fiscal year exceeding $60,000:

                                                                          Aggregate
                                                                           Pension                           Total
                                                                          Retirement                      Compensation
                                                                           Benefits       Estimated      from the Funds
                                                                          Accrued as        Annual        and the Pax
                                                                         Part of Fund   Benefits Upon      World Fund
   Name of Person and                   Aggregate Compensation             Expenses       Retirement        Family*
       Position                  Balanced                  High Yield
                                   Fund     Growth Fund      Fund
     Interested Directors
Mr. Thomas W. Grant               $4,000      $1,200        $1,200            $0              $0           $6,400 (3)
Mr. Laurence A. Shadek            $4,000      $1,200        $1,200            $0              $0           $6,400 (3)

   Disinterested Directors
Mr. Carl H. Doerge, Jr.          $10,000      $5,000        $5,000            $0              $0          $20,000 (3)
Mr. James M. Large, Jr.          $10,000      $5,000        $5,000            $0              $0          $20,000 (3)
Ms. Joy L. Liechty                $8,000      $4,000          $0              $0              $0          $12,000 (2)
Mr. Sanford C. Sherman           $10,000      $5,000          $0              $0              $0          $15,000 (2)
Dr. Nancy S. Taylor               $8,000      $4,000          $0              $0              $0          $12,000 (2)
Ms. Esther J. Walls               $8,000      $1,000        $4,000            $0              $0          $13,000 (3)

*The total compensation paid to such persons by the Funds and the Pax World Funds Family for the fiscal year ended December 31, 2002. The parenthetical number represents the number of investment companies (including the Money Market
Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

         Director's fees paid and travel expenses reimbursed by each of the Funds in 2002 to members of the Boards of Directors of the Funds are as follows:

                                                                                                   Money Market
                                   Balanced Fund          Growth Fund        High Yield Fund           Fund
     Interested Directors
Mr. Thomas W. Grant                  $5,479.48             $1,230.30            $1,205.22         Not Applicable
Mr. Laurence A. Shadek               $5,017.90             $1,220.88            $1,205.22         Not Applicable

   Disinterested Directors
Mr. Carl H. Doerge, Jr.              $10,996.19            $5,020.54            $5,010.27         Not Applicable
Mr. James M. Large                   $11,398.97            $5,028.76            $5,010.27         Not Applicable
Ms. Joy L. Liechty                   $8,688.92             $4,014.06         Not Applicable       Not Applicable
Mr. Sanford C. Sherman               $10,055.58            $5,001.13         Not Applicable       Not Applicable
Dr. Nancy S. Taylor                  $8,000.00             $4,000.00         Not Applicable       Not Applicable
Ms. Esther J. Walls                  $8,973.24             $1,000.03            $4,005.58         Not Applicable

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of each of the Funds, no person owns of record or beneficially five percent (5%) or more of the outstanding Common Stock of any of the Funds, except for: (i) the Mennonite Foundation and (ii) the Caroline and Sigmund Schott Foundation, both of which hold Common Stock of the High Yield Fund. The officers and directors of each Fund, as a group, own less than one percent (1%) of the outstanding shares of Common Stock of such Fund.

CODE OF ETHICS

The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") under Rule 17j-1 under the Investment Company Act of 1940, as amended. The Code of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


PROXY VOTING GUIDELINES

The following table summarizes the guidelines that the Funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the Funds use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other. These guidelines give a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented here. Notwithstanding the foregoing, Pax World always endeavors to vote proxies relating to portfolio securities in accordance with the Funds' investment objectives and social goals.

  TYPE OF PROPOSAL                    PROPOSAL                              PROXY VOTING GUIDELINE

-----------------------------------------------------------------------------------------------------------
                       1.  DIRECTOR-RELATED ISSUES
-----------------------------------------------------------------------------------------------------------
Management Proposal    1A.  UNCONTESTED ELECTION OF DIRECTORS    Votes on individual director nominees are
                                                                 made on a CASE-BY-CASE basis.

Management Proposal    1B.  CONTESTED ELECTION OF DIRECTORS      Votes in a contested election of
                                                                 directors are evaluated on a CASE-BY-CASE
                                                                 basis.

Management Proposal    1C.  CLASSIFIED BOARD                     Vote FOR proposals to declassify the
                                                                 board the directors.

                                                                 Vote AGAINST proposals to classify the
                                                                 board of directors.

Management Proposal    1D.  SHAREHOLDER ABILITY TO REMOVE        Vote AGAINST proposals that provide that
                       DIRECTORS                                 directors may be removed only for cause.

                                                                 Vote FOR proposals to restore shareholder
                                                                 ability to remove directors with or
                                                                 without cause.

                                                                 Vote AGAINST proposals that provide that
                                                                 only continuing directors may elect
                                                                 replacements to fill board vacancies.

                                                                 Vote FOR proposals that permit
                                                                 shareholders to elect directors to fill
                                                                 board vacancies.

Management Proposal    1E. CUMULATIVE VOTING                     Vote AGAINST management proposals to
                                                                 eliminate cumulative voting.

Management Proposal    1F.  ALTER SIZE OF THE BOARD              Vote FOR proposals that seek to fix the
                                                                 size of the board.

                                                                 Vote CASE-BY-CASE on proposals that seek
                                                                 to change the size or range of the board.

                                                                 Vote AGAINST proposals that give
                                                                 management the ability to alter the size
                                                                 of the board without shareholder
                                                                 approval.

-----------------------------------------------------------------------------------------------------------
                       2.  AUDITORS
-----------------------------------------------------------------------------------------------------------
Management Proposal    2.  RATIFICATION OF AUDITORS              Vote FOR proposals to ratify auditors,
                                                                 unless an auditor has a financial
                                                                 interest in or association with the
                                                                 company, and is therefore not
                                                                 independent; or there is reason to
                                                                 believe that the independent auditor has
                                                                 rendered an opinion that is neither
                                                                 accurate nor indicative of the company's
                                                                 financial position; or where non-audit
                                                                 fees exceed 25% of revenue received from
                                                                 that company.

-----------------------------------------------------------------------------------------------------------
                       3. PROXY CONTEST DEFENSES /
                       TAKEOVER DEFENSES
-----------------------------------------------------------------------------------------------------------
Management Proposal    3A.  SHAREHOLDER ABILITY TO CALL          Vote FOR proposals that remove
                       SPECIAL MEETING                           restrictions on the right of shareholders
                                                                 to act independently of management.

                                                                 Vote AGAINST proposals to restrict or
                                                                 prohibit shareholder ability to call
                                                                 special meetings.

Management Proposal    3B.  SHAREHOLDER ABILITY TO ACT BY        Vote FOR proposals to allow or facilitate
                       WRITTEN CONSENT                           shareholder action by written consent.

                                                                 Vote AGAINST proposals to restrict or
                                                                 prohibit shareholder ability to take
                                                                 action by written consent.

Management Proposal    3C.  POISON PILLS                         Review on a CASE-BY-CASE basis management
                                                                 proposals to ratify a poison pill. Look
                                                                 for shareholder friendly features
                                                                 including a two to three year sunset
                                                                 provision, a permitted bid provision, a
                                                                 20 percent or higher flip-in provision,
                                                                 shareholder redemption feature, and the
                                                                 absence of dead hand features.

Management Proposal    3D.  FAIR PRICE PROVISIONS                Vote FOR fair price proposals, as long as
                                                                 the shareholder vote requirement embedded
                                                                 in the provision is no more than a
                                                                 majority of disinterested shares.

Management Proposal    3E.  GREENMAIL                            Vote FOR proposals to adopt
                                                                 anti-greenmail charter or bylaw
                                                                 amendments or otherwise restrict a
                                                                 company's ability to make greenmail
                                                                 payments.

                                                                 Review on a CASE-BY-CASE basis
                                                                 anti-greenmail proposals when they are
                                                                 bundled with other charter or bylaw
                                                                 amendments.

Management Proposal    3F.  UNEQUAL VOTING RIGHTS                Generally vote AGAINST dual class
                                                                 capitalization.

Management Proposal    3G.  SUPERMAJORITY SHAREHOLDER VOTE       Vote FOR proposals to lower supermajority
                       REQUIREMENT TO AMEND CHARTER OR BYLAWS    shareholder vote requirements for charter
                                                                 and bylaw amendments.

                                                                 Vote AGAINST management proposals to
                                                                 require a supermajority shareholder vote
                                                                 to approve charter and bylaw amendments.

Management Proposal    3H.  SUPERMAJORITY SHAREHOLDER VOTE       Vote FOR proposals to lower supermajority
                       REQUIREMENT TO APPROVE MERGERS            shareholder vote requirements for mergers
                                                                 and other significant business
                                                                 combinations.

                                                                 Vote AGAINST management proposals to
                                                                 require a supermajority shareholder vote
                                                                 to approve mergers and other significant
                                                                 business combinations.

Management Proposal    3I.  DIRECTOR AND OFFICER LIABILITY       Vote AGAINST proposals to limit or
                       PROTECTION                                eliminate entirely director and officer
                                                                 liability for (i) a breach of the duty of
                                                                 loyalty, (ii) acts or omissions not in
                                                                 good faith or involving intentional
                                                                 misconduct or knowing violations of the
                                                                 law, (iii) acts involving the unlawful
                                                                 purchases or redemptions of stock, (iv)
                                                                 the payment of unlawful dividends, or (v)
                                                                 the receipt of improper personal
                                                                 benefits.

Management Proposal    3J.  DIRECTOR AND OFFICER                 Vote AGAINST indemnification proposals
                       INDEMNIFICATION                           that would expand coverage beyond just
                                                                 legal expenses to acts, such as
                                                                 negligence, that are more serious
                                                                 violations of fiduciary obligations than
                                                                 mere carelessness.

                                                                 Vote FOR only those proposals that
                                                                 provide such expanded coverage in cases
                                                                 when a director's or officer's legal
                                                                 defense was unsuccessful if: (1) the
                                                                 director was found to have acted in good
                                                                 faith and in a manner that he reasonably
                                                                 believed was in the best interests of the
                                                                 company, and (2) only if the director's
                                                                 legal expenses would be covered.

-----------------------------------------------------------------------------------------------------------
                       4.  MISC. GOVERNANCE PROVISIONS
-----------------------------------------------------------------------------------------------------------
Management Proposal    4A.  CONFIDENTIAL VOTING                  Vote FOR management proposals to adopt
                                                                 confidential voting.

Management Proposal    4B.  BUNDLED PROPOSALS                    Review on a CASE-BY-CASE basis bundled or
                                                                 "conditioned" proxy proposals. In the
                                                                 case of items that are conditioned upon
                                                                 each other, examine the benefits and
                                                                 costs of the packaged items. In instances
                                                                 where the joint effect of the conditioned
                                                                 items is not in shareholders' best
                                                                 interests, vote against the proposals. If
                                                                 the combined effect is positive, support
                                                                 such proposals.

Management Proposal    4C.  ADJOURN MEETING IF VOTES ARE         Vote FOR proposals to adjourn the meeting
                       INSUFFICIENT                              when votes are insufficient.

Management Proposal    4D.  OTHER BUSINESS                       Vote FOR other business proposals.

Management Proposal    4E.  CHANGING CORPORATE NAME              Vote FOR changing the corporate name.

-----------------------------------------------------------------------------------------------------------
                       5.  CAPITAL STRUCTURE
-----------------------------------------------------------------------------------------------------------
Management Proposal    5A.  COMMON STOCK AUTHORIZATION           Review on a CASE-BY-CASE basis proposals
                                                                 to increase the number of shares of
                                                                 common stock authorized for issue.

Management Proposal    5B.  STOCK DISTRIBUTIONS: SPLITS AND      Vote FOR management proposals to increase
                       DIVIDENDS                                 common share authorization for a stock
                                                                 split, provided that the increase in
                                                                 authorized shares would not result in an
                                                                 excessive number of shares available for
                                                                 issuance given a company's industry and
                                                                 performance as measured by total
                                                                 shareholder returns.

Management Proposal    5C.  REVERSE STOCK SPLITS                 Review on a CASE-BY-CASE basis management
                                                                 proposals to implement a reverse stock
                                                                 split. We will generally vote FOR a
                                                                 reverse stock split if management
                                                                 provides a reasonable justification for
                                                                 the split.

Management Proposal    5D.  BLANK CHECK PREFERRED                Usually vote AGAINST proposals to create
                       AUTHORIZATION                             blank check preferred stock.

                                                                 Review on a CASE-BY-CASE basis proposals
                                                                 that would authorize the creation of new
                                                                 classes of preferred stock with
                                                                 unspecified voting, conversion, dividend
                                                                 and distribution, and other rights.

                                                                 Review on a CASE-BY-CASE basis proposals
                                                                 to increase the number of authorized
                                                                 blank check preferred shares. If the
                                                                 company does not have any preferred
                                                                 shares outstanding we will vote against
                                                                 the requested increase.

                                                                 Vote FOR requests to require shareholder
                                                                 approval for blank check authorizations.

Management Proposal    5E.  ADJUSTMENTS TO PAR VALUE OF          Vote FOR management proposals to reduce
                       COMMON STOCK                              the par value of common stock.

Management Proposal    5F.  PREEMPTIVE RIGHTS                    Review on a CASE-BY-CASE basis proposals
                                                                 to create or abolish preemptive rights.
                                                                 In evaluating proposals on preemptive
                                                                 rights, we look at the size of a company
                                                                 and the characteristics of its
                                                                 shareholder base.

Management Proposal    5G.  DEBT RESTRUCTURINGS                  Review on a CASE-BY-CASE basis proposals
                                                                 regarding debt restructurings.

Management Proposal    5H.  SHARE REPURCHASE PROGRAMS            Vote FOR management proposals to
                                                                 institute open-market share repurchase
                                                                 plans in which all shareholders may
                                                                 participate on equal terms.

-----------------------------------------------------------------------------------------------------------
                       6.  EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------------------------------------------------------------------------------
Management Proposal    6A.  STOCK-BASED INCENTIVE PLANS          Votes with respect to compensation plans
                                                                 should be determined on a CASE-BY-CASE
                                                                 basis.

Management Proposal    6B.  APPROVAL OF CASH OR CASH-AND-STOCK   Vote FOR plans where the performance
                       BONUS PLANS                               measures included under the plan are
                                                                 appropriate, the plan is administered by
                                                                 a committee of independent outsiders, and
                                                                 the preservation of the full
                                                                 deductibility of all compensation paid
                                                                 reduces the company's corporate tax
                                                                 obligation.

Management Proposal    6C.  EMPLOYEE STOCK PURCHASE PLANS        Vote FOR employee stock purchase plans
                                                                 with an offering period of 27 months or
                                                                 less when voting power dilution is ten
                                                                 percent or less.

                                                                 Vote AGAINST employee stock purchase
                                                                 plans with an offering period of greater
                                                                 than 27 months or voting power dilution
                                                                 of greater than ten percent.

Management Proposal    6D.  OUTSIDE DIRECTOR STOCK AWARDS /      Vote CASE-BY-CASE on proposals that seek
                       OPTIONS IN LIEU OF CASH                   to pay outside directors a portion of
                                                                 their compensation in stock rather than
                                                                 cash.

-----------------------------------------------------------------------------------------------------------
                       7.  MERGERS AND CORPORATE RESTRUCTURINGS
-----------------------------------------------------------------------------------------------------------
Management Proposal    7A.  MERGERS AND ACQUISITIONS             Votes on mergers and acquisitions are
                                                                 considered on a CASE-BY-CASE basis.

Management Proposal    7B.  VOTING ON STATE TAKEOVER STATUTES    Review on a CASE-BY-CASE basis proposals
                                                                 to opt in or out of state takeover
                                                                 statutes (including control share
                                                                 acquisition statutes, control share
                                                                 cash-out statutes, freezeout provisions,
                                                                 fair price provisions, stakeholder laws,
                                                                 poison pill endorsements, severance pay
                                                                 and labor contract provisions,
                                                                 anti-greenmail provisions, and
                                                                 disgorgement provisions).

                                                                 Generally vote FOR opting into
                                                                 stakeholder protection statutes if they
                                                                 provide comprehensive protections for
                                                                 employees and community stakeholders. We
                                                                 would be less supportive of takeover
                                                                 statutes that only serve to protect
                                                                 incumbent management from accountability
                                                                 to shareholders and which negatively
                                                                 influence shareholder value.

Management Proposal    7C.  VOTING ON REINCORPORATION PROPOSALS  Proposals to change a company's state of incorporation should be examined on a
                                                                 CASE-BY-CASE basis. Review management's
                                                                 rationale for the proposal, changes to
                                                                 the charter/bylaws, and differences in
                                                                 the state laws governing the
                                                                 corporations.

Management Proposal    7D.  CORPORATE RESTRUCTURING              Votes on corporate restructuring
                                                                 proposals, including minority
                                                                 squeezeouts, leveraged buyouts,
                                                                 spin-offs, liquidations, and asset sales,
                                                                 should be considered on a CASE-BY-CASE
                                                                 basis.

Management Proposal    7E.  SPIN-OFFS                            Votes on spin-offs should be considered
                                                                 on a CASE-BY-CASE basis depending on the
                                                                 tax and regulatory advantages, planned
                                                                 use of sale proceeds, market focus, and
                                                                 managerial incentives.

Management Proposal    7F.  ASSET SALES                          Votes on asset sales should be made on a
                                                                 CASE-BY-CASE basis after considering the
                                                                 impact on the balance sheet/working
                                                                 capital, value received for the asset,
                                                                 and potential elimination of
                                                                 diseconomies.

Management Proposal    7G.  LIQUIDATIONS                         Votes on liquidations should be made on a
                                                                 CASE-BY-CASE basis after reviewing
                                                                 management's efforts to pursue other
                                                                 alternatives, appraisal value of assets,
                                                                 and the compensation plan for executives
                                                                 managing the liquidation.

Management Proposal    7H.  APPRAISAL RIGHTS                     Vote FOR proposals to restore, or provide
                                                                 shareholders with, rights of appraisal.

-----------------------------------------------------------------------------------------------------------
                       8.  MUTUAL FUND PROXIES
-----------------------------------------------------------------------------------------------------------
Management Proposal    8A.  MUTUAL FUNDS - ELECTION OF TRUSTEES  Votes on trustee nominees are made on a
                                                                 CASE-BY-CASE basis.

Management Proposal    8B.  MUTUAL FUNDS - INVESTMENT ADVISORY   Votes on investment advisory agreements
                       AGREEMENT                                 should be evaluated on a CASE-BY-CASE
                                                                 basis.

Management Proposal    8C.  MUTUAL FUNDS - FUNDAMENTAL           Votes on amendments to a fund's
                       INVESTMENT                                fundamental investment restrictions
                                                                 should be evaluated on a CASE-BY-CASE
                                                                 basis.

Management Proposal    8D.  MUTUAL FUNDS - DISTRIBUTION          Votes on distribution agreements should
                       AGREEMENTS                                be evaluated on a CASE-BY-CASE basis.

-----------------------------------------------------------------------------------------------------------
                       9.  SHAREHOLDER PROPOSALS: CORPORATE
                       GOVERNANCE AND EXECUTIVE COMPENSATION
-----------------------------------------------------------------------------------------------------------

Shareholder Proposal   9A-1.  ROTATE ANNUAL MEETING:             Vote AGAINST shareholder proposals to
                                                                 rotate the annual meeting of shareholders
                                                                 or change the date and time of the
                                                                 meeting.

Shareholder Proposal   9B-1.  DECLASSIFY BOARD OF DIRECTORS:     Vote FOR proposals to declassify the
                                                                 board the directors.

Shareholder Proposal   9B-2.  SEPARATE CHAIRMAN AND CEO:         Vote FOR shareholder proposals that would
                                                                 require the positions of chairman and CEO
                                                                 to be held by different persons.

Shareholder Proposal   9B-3.  ADOPT CUMULATIVE VOTING:           Vote CASE-BY-CASE on shareholder
                                                                 proposals to permit cumulative voting,

                                                                 Vote CASE-BY-CASE on shareholder
                                                                 proposals to adopt cumulative voting at
                                                                 companies with no women or minority
                                                                 members on the board.

Shareholder Proposal   9B-4.  MAJORITY OF INDEPENDENT            Vote FOR shareholder proposals that
                       DIRECTORS:                                request that the board be comprised of a
                                                                 majority of independent directors.

Shareholder Proposal   9B-5.  INDEPENDENT COMMITTEES:            Vote FOR shareholder proposals that
                                                                 request that the board audit,
                                                                 compensation and/or nominating committees
                                                                 include independent directors
                                                                 exclusively.

Shareholder Proposal   9B-6.  ADOPT DIRECTOR TERM LIMITS:        Vote AGAINST shareholder proposals to
                                                                 limit the tenure of outside directors.

Shareholder Proposal   9B-7.  IMPLEMENT DIRECTOR SHARE           Vote AGAINST shareholder proposals that
                       OWNERSHIP REQUIREMENT:                    seek to establish mandatory share
                                                                 ownership requirements for directors.

                                                                 Vote CASE-BY-CASE on shareholder
                                                                 proposals that ask directors to accept a
                                                                 certain percentage of their annual
                                                                 retainer in the form of stock.

Shareholder Proposal   9C-1.  REDUCE SUPERMAJORITY VOTE          Vote FOR proposals to lower supermajority
                       REQUIREMENTS:                             shareholder vote requirements for charter
                                                                 and bylaw amendments.

                                                                 Vote FOR proposals to lower supermajority
                                                                 shareholder vote requirements for mergers
                                                                 and other significant business
                                                                 combinations.

Shareholder Proposal   9C-2.  REMOVE ANTI-TAKEOVER PROVISIONS:   Vote FOR shareholder proposals that seek
                                                                 to remove anti-takeover provisions.

Shareholder Proposal   9C-3.  SUBMIT POISON PILL (SHAREHOLDER    Vote FOR shareholder proposals that ask a
                       RIGHTS PLAN) TO A VOTE:                   company to submit its poison pill for
                                                                 shareholder ratification.

                                                                 Review on a CASE-BY-CASE basis
                                                                 shareholder proposals to redeem a
                                                                 company's poison pill.

                                                                 Vote CASE-BY-CASE on proposals to amend
                                                                 an existing shareholder rights plan.

Shareholder Proposal   9C-4.  CONFIDENTIAL VOTING:               Vote FOR shareholder proposals that
                                                                 request corporations to adopt
                                                                 confidential voting, use independent
                                                                 tabulators and use independent inspectors
                                                                 of election as long as the proposals
                                                                 include clauses for proxy contests as
                                                                 follows: IN THE CASE OF A CONTESTED
                                                                 ELECTION, MANAGEMENT IS PERMITTED TO
                                                                 REQUEST THAT THE DISSIDENT GROUP HONOR
                                                                 ITS CONFIDENTIAL VOTING POLICY. IF THE
                                                                 DISSIDENTS AGREE, THE POLICY REMAINS IN
                                                                 PLACE. IF THE DISSIDENTS DO NOT AGREE,
                                                                 THE CONFIDENTIAL VOTING POLICY IS WAIVED.

Shareholder Proposal   9C-5.  WRITTEN CONSENT/SPECIAL            Vote FOR shareholder proposals that
                       MEETING:                                  provide for shareholder ability to take
                                                                 action by written consent and/or call a
                                                                 special meeting.

Shareholder Proposal   9C-6.  ELECT AUDITORS/ ENSURE AUDITOR     Vote FOR proposals that would allow
                       INDEPENDENCE:                             shareholders to elect the auditors.

Shareholder Proposal   9C-7.  NON-PARTISANSHIP/ POLITICAL        Vote FOR proposals calling for a company
                       CONTRIBUTIONS:                            to disclose its political contributions.

Shareholder Proposal   9D-1.  INCREASE DISCLOSURE OF EXECUTIVE   Vote FOR shareholder proposals seeking
                       COMPENSATION:                             increased disclosure on executive
                                                                 compensation issues including the
                                                                 preparation of a formal report on
                                                                 executive compensation practices and
                                                                 policies.

Shareholder Proposal   9D-2.  LIMIT EXECUTIVE COMPENSATION:      Vote FOR proposals to prepare reports
                                                                 seeking to compare the wages of a
                                                                 company's lowest paid worker to the
                                                                 highest paid workers.

                                                                 Vote CASE-BY-CASE on proposals that seek
                                                                 to establish a fixed ratio between the
                                                                 company's lowest paid workers and the
                                                                 highest paid workers.

Shareholder Proposal   9D-3.  PROHIBIT/REQUIRE SHAREHOLDER       Vote FOR shareholder proposals seeking to
                       APPROVAL FOR OPTION REPRICING:            limit repricing.
                                                                 Vote FOR shareholder proposals asking the
                                                                 company to have option repricings
                                                                 submitted for shareholder ratification.

Shareholder Proposal   9D-4.  SEVERANCE AGREEMENTS/ GOLDEN       Vote FOR shareholder proposals to have
                       PARACHUTES:                               golden and tin parachutes submitted for
                                                                 shareholder ratification.

Shareholder Proposal   9D-5.  CASH BALANCE PLANS:                Vote FOR shareholder proposals calling
                                                                 for non-discrimination in retirement
                                                                 benefits.

                                                                 Vote FOR shareholder proposals asking a
                                                                 company to give employees the option of
                                                                 electing to participate in either a cash
                                                                 balance plan or in a defined benefit
                                                                 plan.

Shareholder Proposal   9D-6.  PERFORMANCE-BASED                  Vote FOR shareholder proposals to link
                       OPTIONS/INDEXED OPTIONS:                  executive pay to performance, including
                                                                 the use of indexed options and other
                                                                 indicators.

Shareholder Proposal   9D-7.  LINK COMPENSATION TO               Vote FOR shareholder proposals calling
                       NON-FINANCIAL FACTORS:                    for the preparation of a report on the
                                                                 feasibility of linking executive pay to
                                                                 non-financial factors, such as social and
                                                                 environmental goals.

                                                                 Vote FOR shareholder proposals seeking to
                                                                 link executive pay to non-financial
                                                                 factors.

Shareholder Proposal   9E-1.  SEEK SALE OF COMPANY/ASSETS        Vote on a CASE-BY-CASE basis proposals
                                                                 that seek the sale of the company or
                                                                 company assets.

Shareholder Proposal   9E-2.  HIRE ADVISOR/MAXIMIZE              Vote on a CASE-BY-CASE basis proposals
                       SHAREHOLDER VALUE                         that request the company hire an advisor
                                                                 to maximize shareholder value.

Shareholder Proposal   9E-3.  CONVERT CLOSED-END FUND TO         Vote AGAINST shareholder proposals to
                       OPEN-END FUND                             convert a closed-end fund to an open-end
                                                                 fund.

-----------------------------------------------------------------------------------------------------------
                       10.  SHAREHOLDER PROPOSALS: SOCIAL
                       AND ENVIRONMENTAL PROPOSALS
-----------------------------------------------------------------------------------------------------------
Shareholder Proposal   10A-1.  ADD WOMEN AND MINORITIES TO       Vote FOR shareholder proposals that ask
                       BOARD:                                    the company to take steps to nominate
                                                                 more women and minorities to the board.

Shareholder Proposal   10A-2.  PREPARE REPORT/PROMOTE            Vote FOR shareholder proposals that ask
                       EEOC-RELATED ACTIVITIES:                  the company to report on its diversity
                                                                 and/or affirmative action programs.

                                                                 Vote FOR shareholder proposals calling
                                                                 for legal and regulatory compliance and
                                                                 public reporting related to
                                                                 non-discrimination, affirmative action,
                                                                 workplace health and safety, and labor
                                                                 policies and practices that effect
                                                                 long-term corporate performance.

                                                                 Vote FOR shareholder proposals calling
                                                                 for action on equal employment
                                                                 opportunity and anti-discrimination.

Shareholder Proposal   10A-3.  REPORT ON PROGRESS TOWARD GLASS   Vote FOR shareholder proposals that ask
                       CEILING COMMISSION RECOMMENDATIONS:       the company to report on its progress
                                                                 against the Glass Ceiling Commission's
                                                                 recommendations.

                                                                 Vote FOR shareholder proposals seeking to
                                                                 eliminate "glass ceiling" for women and
                                                                 minority employees.

Shareholder Proposal   10A-4.  PROHIBIT DISCRIMINATION ON THE    Vote FOR shareholder proposals to include
                       BASIS OF SEXUAL ORIENTATION:              language in EEO statements specifically
                                                                 barring discrimination on the basis of
                                                                 sexual orientation.

                                                                 Vote FOR shareholder proposals seeking
                                                                 reports on a company's initiatives to
                                                                 create a workplace free of discrimination
                                                                 on the basis of sexual orientation.

                                                                 Vote AGAINST shareholder proposals that
                                                                 seek to eliminate protection already
                                                                 afforded to gay and lesbian employees.

Shareholder Proposal   10A-5.  REPORT ON/ELIMINATE USE OF        Vote FOR shareholder proposals seeking
                       RACIAL STEREOTYPES IN ADVERTISING:        more careful consideration of using
                                                                 racial stereotypes in advertising
                                                                 campaigns, including preparation of a
                                                                 report.

Shareholder Proposal   10B-1.  CODES OF CONDUCT AND VENDOR       Vote FOR shareholder proposals to
                       STANDARDS:                                implement human rights standards and
                                                                 workplace codes of conduct.

                                                                 Vote FOR shareholder proposals calling
                                                                 for the implementation and reporting on
                                                                 ILO codes of conduct, SA 8000 Standards,
                                                                 or the Global Sullivan Principles.

                                                                 Vote FOR shareholder proposals that call
                                                                 for the adoption of principles or codes
                                                                 of conduct relating to company investment
                                                                 in countries with patterns of human
                                                                 rights abuses (Northern Ireland, Burma,
                                                                 former Soviet Union, and China).

                                                                 Vote FOR shareholder proposals that call
                                                                 for independent monitoring programs in
                                                                 conjunction with local and respected
                                                                 religious and human rights groups to
                                                                 monitor supplier and licensee compliance
                                                                 with codes.

                                                                 Vote FOR shareholder proposals that seek
                                                                 publication of a "Code of Conduct" to the
                                                                 company's foreign suppliers and
                                                                 licensees, requiring they satisfy all
                                                                 applicable standards and laws protecting
                                                                 employees' wages, benefits, working
                                                                 conditions, freedom of association, and
                                                                 other rights.

                                                                 Vote FOR shareholder proposals seeking
                                                                 reports on, or the adoption of, vendor
                                                                 standards including: reporting on
                                                                 incentives to encourage suppliers to
                                                                 raise standards rather than terminate
                                                                 contracts and providing public disclosure
                                                                 of contract supplier reviews on a regular
                                                                 basis.

                                                                 Vote FOR shareholder proposals to adopt
                                                                 labor standards for foreign and domestic
                                                                 suppliers to ensure that the company will
                                                                 not do business with foreign suppliers
                                                                 that manufacture products for sale in the
                                                                 U.S. using forced labor, child labor, or
                                                                 that fail to comply with applicable laws
                                                                 protecting employee's wages and working
                                                                 conditions.

Shareholder Proposal   10B-2.  PREPARE REPORT ON OPERATIONS IN   Vote FOR shareholder proposals to adopt
                       BURMA/MYANMAR:                            labor standards in connection with
                                                                 involvement in Burma.

                                                                 Vote FOR shareholder proposals seeking
                                                                 reports on Burmese operations and reports
                                                                 on costs of continued involvement in the
                                                                 country.

                                                                 Vote FOR shareholder proposals to pull
                                                                 out of Burma.

Shareholder Proposal   10B-3.  ADOPT/REPORT ON MACBRIDE          Vote FOR shareholder proposals to report
                       PRINCIPLES:                               on or to implement the MacBride
                                                                 Principles.

Shareholder Proposal   10B-4.  PREPARE REPORT ON OPERATIONS IN   Vote FOR shareholder proposals requesting
                       CHINA:                                    more disclosure on a company's
                                                                 involvement in China.

                                                                 Vote on a CASE-BY-BASE basis shareholder
                                                                 proposals that ask a company to terminate
                                                                 a project or investment in China.

Shareholder Proposal   10B-5.  PREPARE REPORT ON MAQUILADORAS:   Vote FOR shareholder proposals to prepare
                                                                 reports on a company's Maquiladora
                                                                 operations.

Shareholder Proposal   10B-6.  PREPARE REPORT ON COMPANY         Vote FOR shareholder proposals to prepare
                       ACTIVITIES AFFECTING INDIGENOUS           reports on a company's impact on
                       PEOPLES' RIGHTS:                          indigenous communities.

Shareholder Proposal   10C-1.  ENVIRONMENTAL REPORT (GENERAL):   Vote FOR shareholder proposals seeking
                                                                 greater disclosure on the company's
                                                                 environmental practices, and/or
                                                                 environmental risks and liabilities.

Shareholder Proposal   10C-2.  PREPARE REPORT ON GLOBAL          Vote FOR shareholder proposals seeking
                       WARMING/GREENHOUSE GAS EMISSIONS:         disclosure of liabilities or preparation
                                                                 of a report pertaining to global warming.

                                                                 Vote FOR shareholder proposals calling
                                                                 for the reduction of greenhouse gas.

Shareholder Proposal   10C-3.  INVEST IN CLEAN/RENEWABLE         Vote FOR shareholder proposals seeking
                       ENERGY:                                   the preparation of a report on a
                                                                 company's activities related to the
                                                                 development of renewable energy sources.

                                                                 Vote FOR shareholder proposals seeking
                                                                 increased investment in renewable energy
                                                                 sources.

Shareholder Proposal   10C-4.  DRILLING IN THE ARTIC NATIONAL    Vote FOR shareholder proposals asking
                       WILDLIFE REFUGE:                          companies to prepare a feasibility report
                                                                 or to adopt a policy not to mine, drill,
                                                                 or log in environmentally sensitive areas
                                                                 such as ANWR.

                                                                 Vote FOR shareholder proposals seeking to
                                                                 prohibit or reduce the sale of products
                                                                 manufactured from materials extracted
                                                                 from environmentally sensitive areas such
                                                                 as old growth forests.

Shareholder Proposal   10C-5.  ADOPT/IMPLEMENT CERES             Vote FOR shareholder proposals to study
                       PRINCIPLES:                               or implement the CERES principles.

Shareholder Proposal   10C-6.  PHASE OUT CHLORINE-BASED          Vote FOR shareholder proposals to prepare
                       CHEMICALS:                                a report on the phase-out of chorine
                                                                 bleaching in paper production.

                                                                 Vote FOR shareholder proposals asking
                                                                 companies to cease or phase-out the use
                                                                 of chlorine bleaching.

Shareholder Proposal   10C-7.  REPORT/REDUCE TOXIC EMISSIONS     Vote FOR shareholder proposals that seek
                       AND ASSESS COMMUNITY IMPACT:              to prepare a report on the company's
                                                                 procedures for reducing or preventing
                                                                 pollution and/or the impact of the
                                                                 company's pollution on the surrounding
                                                                 communities.

                                                                 Vote FOR shareholder proposals calling on
                                                                 the company to establish a plan reduce
                                                                 toxic emissions.

Shareholder Proposal   10C-8.  ADOPT A COMPREHENSIVE RECYCLING   Vote FOR shareholder proposals requesting
                       POLICY:                                   the preparation of a report on the
                                                                 company's recycling efforts.

                                                                 Vote FOR shareholder proposals that ask
                                                                 companies to increase their recycling
                                                                 efforts or to adopt a formal recycling
                                                                 policy.

Shareholder Proposal   10C-9.  NUCLEAR ENERGY:                   Vote FOR shareholder proposals seeking
                                                                 the preparation of a report on a
                                                                 company's nuclear energy procedures.

                                                                 Vote FOR proposals that ask the company
                                                                 to cease the production of nuclear power.

Shareholder Proposal   10D-1.  REPORT ON HANDGUN SAFETY          Vote FOR shareholder proposals asking the
                       INITIATIVES:                              company to report on its efforts to
                                                                 promote handgun safety.

                                                                 Vote FOR shareholder proposals asking the
                                                                 company to stop the sale of handguns and
                                                                 accessories.

Shareholder Proposal   10D-2.  PREPARE REPORT TO RENOUNCE        Vote FOR shareholder proposals seeking a
                       FUTURE LANDMINE PRODUCTION:               report or the renouncement of future
                                                                 landmine production.

Shareholder Proposal   10D-3.  PREPARE REPORT ON FOREIGN         Vote FOR shareholder proposals to report
                       MILITARY SALES:                           on foreign military sales or offset
                                                                 agreements.

                                                                 Vote FOR proposals that call for
                                                                 restrictions on foreign military sales.

Shareholder Proposal   10E-1.  PHASE-OUT OR LABEL PRODUCTS       Vote FOR shareholder proposals to label
                       CONTAINING GENETICALLY MODIFIED           products that contain genetically
                       ORGANISMS:                                modified organisms.

                                                                 Vote CASE-BY-CASE on shareholder
                                                                 proposals that ask the company to phase
                                                                 out the use of genetically modified
                                                                 organisms in their products.

                                                                 Vote FOR shareholder proposals that ask
                                                                 the company to report on the use of
                                                                 genetically modified organisms in their
                                                                 products.

Shareholder Proposal   10E-10.  DISCLOSURE ON PLANT CLOSINGS:    Vote FOR shareholder proposals seeking
                                                                 greater disclosure on plant closing
                                                                 criteria if such information has not been
                                                                 provided by the company.

Shareholder Proposal   10E-11.  CONTROL OVER CHARITABLE          Vote AGAINST shareholder proposals giving
                       CONTRIBUTIONS:                            criteria or to require shareholder
                                                                 ratification of grants.

Shareholder Proposal   10E-12.  DISCLOSURE ON PRIOR GOVERNMENT   Vote FOR shareholder proposals calling
                       SERVICE:                                  for the disclosure of prior government
                                                                 service of the company's key executives.

Shareholder Proposal   10E-2.  TOBACCO-RELATED PROPOSALS:        Vote FOR shareholder proposals seeking to
                                                                 limit the sale of tobacco products to
                                                                 children.

                                                                 Vote FOR shareholder proposals asking
                                                                 producers of tobacco product components
                                                                 (such as filters, adhesives, flavorings,
                                                                 and paper products) to halt sales to
                                                                 tobacco companies.

                                                                 Vote FOR shareholder proposals that ask
                                                                 restaurants to adopt smoke-free policies.

                                                                 Vote FOR shareholder proposals seeking a
                                                                 report on a tobacco company's advertising
                                                                 approach.

                                                                 Vote FOR shareholder proposals at
                                                                 insurance companies to cease investment
                                                                 in tobacco companies.

                                                                 Vote FOR proposals at producers of
                                                                 cigarette components calling for a report
                                                                 outlining the risks and potential
                                                                 liabilities of the production of these
                                                                 components.

                                                                 Vote FOR on proposals calling for tobacco
                                                                 companies to cease the production of
                                                                 tobacco products.

Shareholder Proposal   10E-3.  ADOPT POLICY/REPORT ON            Vote FOR shareholder proposals seeking
                       PREDATORY LENDING PRACTICES:              the development of a policy or
                                                                 preparation of a report to guard against
                                                                 predatory lending practices.

Shareholder Proposal   10E-4.  DISCLOSURE ON CREDIT IN           Vote FOR shareholder proposals asking for
                       DEVELOPING COUNTRIES (LDCs):              disclosure on lending practices in
                                                                 developing countries, unless the company
                                                                 has demonstrated a clear proactive record
                                                                 on the issue.

Shareholder Proposal   10E-5.  FORGIVE LDC DEBT:                 Vote AGAINST shareholder proposals asking
                                                                 banks to forgive loans outright.

                                                                 Vote CASE-BY-CASE on shareholder
                                                                 proposals asking for loan forgiveness at
                                                                 banks that have failed to make reasonable
                                                                 provisions for non-performing loans.

                                                                 Vote FOR proposals to restructure and
                                                                 extend the terms of non-performing loans.

Shareholder Proposal   10E-6.  ADOPT POLICY/REPORT ON DRUG       Vote FOR shareholder proposals to prepare
                       PRICING:                                  a report on drug pricing.

                                                                 Vote FOR shareholder proposals to adopt a
                                                                 formal policy on drug pricing.

Shareholder Proposal   10E-7.  ADULT ENTERTAINMENT:              Vote FOR shareholder proposals that seek
                                                                 a review of the company's involvement
                                                                 with pornography.

Shareholder Proposal   10E-8.  ABORTION/RIGHT TO LIFE ISSUES:    ABSTAIN on shareholder proposals that
                                                                 address right to life issues.

Shareholder Proposal   10E-9.  ANIMAL TESTING (SUBSTITUTES       Vote FOR shareholder proposals that seek
                       FOR):                                     to limit unnecessary animal testing where
                                                                 alternative testing methods are feasible
                                                                 or not required by law.

When a vote presents a conflict between the interests of the Funds' shareholders, on the one hand, and those of the Adviser or any affiliated person of any Fund or the Adviser, on the other hand, the Funds endeavor to vote, in the opinion of the Adviser, in the best interests of the Funds' shareholders consistent with the foregoing guidelines.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or visiting Pax World's web site at www.paxworld.com and will be available without charge by visiting the SEC's web site at www.sec.gov.


INVESTMENT ADVISORY AND OTHER SERVICES


ADVISER


General

Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory Agreement entered into between the Adviser and each of the Funds (collectively, the "Advisory Agreements"), the Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Funds in accordance with each Fund's investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Funds. As of December 31, 2002, the Adviser had $1.2 billion in assets under management by virtue of serving as the adviser to the Funds. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.


Advisory Agreement

Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000; and pursuant to the terms of the Advisory Agreement between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The aggregate fees paid by the Balanced Fund to the Adviser for the most recent fiscal year was 5,291,965; and the aggregate fees incurred by the Growth and High Yield Funds and payable to the Adviser for the most recent fiscal year was $233,880 and $183,233, respectively. Prospective investors should note, however, that the Adviser agreed (i) to reimburse each of the Growth Fund and High Yield Fund for certain expenses incurred by it during fiscal year 2002 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.50% of the average daily net asset value of such Funds for the year 2002.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each Fund to be necessary or desirable and proper for the continuous operations of such Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net assets of such Fund per annum. Such expenses include
(i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants;
(v) the reimbursement of organizational expenses, and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser supplied and assumed a total of $279,328 and $167,423 of such services for the Growth and High Yield Funds, respectively, for the most recent fiscal year. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund.

Each Advisory Agreement provides that (i) it may be terminated by the Fund or the Adviser at any time upon sixty (60) days written notice, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, each Advisory Agreement provides that it may continue in effect for a period of more than two (2) years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of each Fund's outstanding voting securities or by a majority of the Directors of such Fund who are not parties to such Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter). The Advisory Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 13, 2002.

                                      * * *

The following table shows the amount of the advisory fee of (i) the Balanced, Growth and High Yield Funds for the years ended December 31, 2000, 2001 and 2002:

                                      Balanced Fund          Growth Fund        High Yield Fund
Year Ended December 31, 2000           $5,875,614             $270,381              $69,063
Year Ended December 31, 2001           $5,871,678             $264,702             $132,877
Year Ended December 31, 2002           $5,291,965             $233,880             $183,233

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY, 225 Franklin Street, Boston, MA 02110 ("State Street"), serves as custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, INC., 400 Bellevue Parkway, Wilmington, DE 19809 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of Ten Dollars ($10.00) with respect to the Balanced and Growth Funds (Eighteen Dollars ($18.00) with respect to the High Yield Fund), a new account set-up fee for each manually established account of Five Dollars ($5.00), and a monthly inactive zero balance account fee per shareholder account of Thirty Cents ($0.30). The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.


INDEPENDENT ACCOUNTANTS

PANNELL KERR FORSTER PC, 75 Federal Street, Boston, MA 02110 serves as the Funds' independent accountants, and in that capacity audits such Funds' annual financial statements.


BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington, the Funds' distributor, and its affiliates.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.


BROKERAGE SELECTION

Each Fund is required to give primary consideration to obtaining the most favorable price and efficient execution in placing orders for portfolio securities. Within the framework of this policy, each Fund will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of that Fund. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Funds in their investment activities. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Each Fund's policy is to pay higher commissions to brokers, other than H.
G. Wellington, for particular transactions than might be charged if a different broker had been selected, on occasions when, in such Fund's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Fund is authorized to pay higher commissions on brokerage transactions for that Fund to brokers other than H. G. Wellington (or any affiliate) in order to secure research and investment services described above, subject to review by that Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by each Fund's Board of Directors.

Subject to the above considerations, H. G. Wellington (or any affiliate) may act as a securities broker for each of the Funds. In order for H. G. Wellington (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by H. G. Wellington (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow H. G. Wellington (or any affiliate) to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of each Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to H.
G. Wellington (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, H. G. Wellington may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation. H. G. Wellington must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by H. G. Wellington from transactions effected for that Fund during the applicable period. Brokerage with H. G. Wellington is also subject to such fiduciary standards as may be imposed by applicable law.


BROKERAGE COMMISSIONS

The following table shows the approximate amount of the brokerage commission paid with respect to (i) the Balanced, Growth and High Yield Funds for the years ended December 31, 2000, 2001 and 2002:

                                      Balanced Fund       Growth Fund        High Yield Fund
Year Ended December 31, 2000             $717,012           $91,679              $62,936
Year Ended December 31, 2001             $974,554           $50,719             $176,798
Year Ended December 31, 2002             $620,586           $87,143             $206,241

Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven hundredths percent (25.07%) ownership interest in H. G. Wellington. Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in the Adviser and H. G. Wellington. Brokerage commissions paid by the Balanced Fund to H. G. Wellington during 2000, 2001 and 2002 totaled $225,397, $318,150 and $196,212, respectively (31%, 33% and 32%, respectively, of total commissions for such years); brokerage commissions paid by the Growth Fund to H. G. Wellington during 2000, 2001 and 2002 totaled $32,000, $38,919 and $43,773, respectively (35%, 77% and 50%, respectively, of total commissions for such years); and brokerage commissions paid by the High Yield Fund to H. G. Wellington during 2000, 2001 and 2002 totaled $4,374, $9,039 and $2,506, respectively (7%, 5% and 1%, respectively, of total commissions for such period and year). The percentage of the Balanced, Growth and High Yield Funds' aggregate dollar amount of transactions involving the payment of commissions effected through H. G. Wellington during the most recent fiscal year were 29.78%, 55.80% and 2.20%, respectively.

CAPITAL STOCK AND OTHER SECURITIES

The Balanced, Growth and High Yield Funds are currently authorized to issue 75,000,000, 25,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively. Each share of Common Stock of each Fund has equal dividend, distribution, liquidation and voting rights within each Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. The Funds' shares do not have cumulative voting rights for the election of Directors. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.


PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF FUND SHARES

The material relating to the purchase, redemption and exchange of Fund shares appearing in the section entitled "Shareholder Guide" of the Prospectus to which this Statement of Additional Information relates is incorporated herein by reference.

The net asset value per share or "NAV" for each Fund is determined by subtracting such Fund's liabilities from the value of its assets and dividing the remainder by the number of its outstanding shares.

Under the Investment Company Act, the Board of Directors of each Fund is responsible for determining, in good faith, the fair value of securities held by such Fund. In accordance with procedures adopted by the Board of Directors of each Fund, the value of investments listed or traded on a national securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Securities listed on the NASDAQ National Market System (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the "NOCP"). Corporate bonds (other than convertible debt securities) and United States Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. A security will be valued at fair value, considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of each of the Fund's Board of Directors, if an extraordinary event, which is likely to affect the value of such security, occurs after the close of an exchange on which such security is traded.

Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of each of the Funds. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was sixty (60) days or less, unless this is determined by the applicable Board of Directors not to represent fair value. Short-term securities with remaining maturities of sixty (60) days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

The Funds will compute their net asset values as of 4:00 P.M., Eastern Time on each day that the New York Stock Exchange is open for trading (except on days on which no orders to purchase, sell or redeem shares have been received by such Fund or days on which changes in the value of such Fund's portfolio securities do not affect net asset value). In the event that the New York Stock Exchange closes early on any business day, the net asset value of the Funds' shares shall be determined at a time between such closing and 4:00 P.M., Eastern Time.

TAXATION OF THE FUNDS

Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). This relieves each Fund (but not its shareholders) from paying federal income tax on income that is distributed to shareholders and permits net long-term capital gains of such Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of its shareholders, regardless of how long shareholders have held their shares in such Fund.

Qualification of a Fund as a regulated investment company requires, among other things, that (a) at least ninety percent (90%) of its annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) it diversify its holdings so that, at the end of each quarter of the taxable year (i) at least fifty percent (50%) of the market value of its assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the market value of its assets and ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its assets is invested in the securities of any one industry (other than United States Government securities); and (c) it distribute to its shareholders at least ninety percent (90%) of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by such Fund for more than one (1) year. Other gains or losses on the sale of securities will be short-term capital gains or losses. Certain of the Funds' transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Funds may be subject to original issue discount and market discount rules.

In addition, positions that are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by that Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

Each Fund is required to distribute ninety-eight percent (98%) of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year ninety-eight percent (98%) of the capital gain net income it earned during the twelve (12) months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve (12) month period ending on October 31 of such prior year, respectively. Each Fund will be subject to a nondeductible four percent (4%) excise tax on the undistributed amount to the extent that it does not meet these distribution requirements. Income on which a Fund pays income tax is treated as distributed for the purposes of this excise tax.

Any dividends paid shortly after a purchase by you may have the effect of reducing the per share net asset value of your shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, you should carefully consider, prior to purchasing any shares of any Fund, the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this Statement of Additional Information. If you are a foreign shareholder, you are advised to consult your own tax advisers with respect to the particular tax consequences to you of an investment in a Fund.


DISTRIBUTION

Each Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which such Fund incurs the expenses of distributing its shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to (A) twenty-five hundredths of one percent (.25%) per annum of its average daily net assets with respect to the Balanced Fund and (B) thirty-five hundredths of one percent (.35%) per annum of its average daily net assets with respect to the Growth and High Yield Funds. Amounts paid by the Funds under the Plan for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the most recent fiscal year are set forth below:

                              Balanced Fund        Growth Fund        High Yield Fund
Advertising                       $436,047            $10,146              $5,361
Postage                            $35,657               $801                $401
Printing                          $157,699             $4,234              $3,002
Sales-related expenses          $2,255,533            $41,081             $52,116
Total                           $2,884,936*           $56,262             $60,879**

* of which $192,534 was assumed by the Adviser leaving a net of $2,692,403 which was paid by the Balanced Fund.

** of which $12,260 was assumed by the Adviser leaving a net of $48,619 which was paid by the High Yield Fund.

Pursuant to the terms of each Plan, the Board of Directors of each Fund will review at least quarterly a written report of the distribution expenses incurred on behalf of such Fund. Each report will include an itemization of the distribution expenses incurred by such Fund and the purpose of each expenditure.

Each of the Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority vote of the Directors who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the "Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance. Each of the Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors of the applicable Fund or by the vote of the holders of a majority of the outstanding shares of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable Fund, and all material amendments are required to be approved by the Board of Directors of such Fund in the manner described above. Each of the Plans will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund's Plan if it is terminated or not continued.

The Balanced Fund's Plan was adopted on June 21, 1984 and approved on June 13, 2002 by the Board of Directors of the Balanced Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the Growth Fund's Plan was adopted on June 6, 1997 and approved on June 13, 2002 by the Board of Directors of the Growth Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; and the High Yield Fund's Plan was adopted on June 15, 1999 and approved on June 13, 2002 by the Board of

Directors of the High Yield Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan.

Pursuant to the terms of each Plan, the Balanced, Growth and High Yield Funds have entered into a distribution agreement (the "Distribution Agreement") with H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 ("H. G. Wellington"). Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds' shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. Each of the Distribution Agreements will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. Each of the Distribution Agreements may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Directors of the applicable Fund or by a vote of the holders of a majority of the outstanding shares of such Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

The Distribution Agreement between the Balanced Fund and H. G. Wellington was adopted on June 11, 1998, and approved on June 13, 2002, by the Board of Directors of the Balanced Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; the Distribution Agreement between the Growth Fund and H. G. Wellington was adopted on July 1, 1998, and approved on June 13, 2002, by the Board of Directors of the Growth Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; and the Distribution Agreement between the High Yield Fund and H. G. Wellington was adopted on June 15, 1999, and approved on June 13, 2002, by the Board of Directors of the High Yield Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement.

In connection with this offering, the Balanced, Growth and High Yield Funds and
H. G. Wellington have been represented by single counsel. Therefore, to the extent that such Funds and this offering would benefit by further independent review, such benefit will not be available in this offering.


CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

Each Fund may from time to time advertise its average annual total return. Average annual total return is computed according to the following formula:

                                       (n)
                                  P(1+T)  =  ERV

                    Where:   P =     a hypothetical initial payment of $1,000.00
                             T =     average annual total return
                             n =     number of years
                             ERV =   ending redeemable value of a hypothetical
                                     $1,000.00 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof)

Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.

YIELD QUOTATION

The High Yield Fund may from time to time advertise its 30-day yield. The 30-day yield is computed according to the following formula:

                                             6
                              2[(a-b / cd)+1)  - 1]

              Where:   a =   dividends and interest earned during the period
                       b =   expenses accrued for the period (net of
                             reimbursements)
                       c =   the average daily number of shares outstanding
                             during the period that were entitled to receive dividends
                       d =   the maximum offering price per share on the last
                             day of the period


FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2002 and the report therein of Pannell Kerr Forster PC are incorporated herein by reference to the Funds' Annual Report. Copies of such reports are available upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World's web site at www.paxworld.com or visiting the SEC's web site at www.sec.gov.

                                     PART C

                                OTHER INFORMATION

Item 23. Financial Statements and Exhibits.

         (a)      Financial Statements:

                  (i) Financial Statements included in the Prospectus constituting Parts A and B of this Registration
                           Statement:

                           Part  A - Financial Highlights

                           Part  B - Statements of Assets and Liabilities,
                                     Operations, Changes in Net Assets, Notes to
                                     Financial Statements, all as of December
                                     31, 2002, and Independent Auditors' Report.

         (b)      Exhibits:

                  (i) Articles of Incorporation. Incorporated by reference to Post Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 5, 2001 -- Registration No. 2-38679 ("Amendment No. 39 to the Registration Statement").

                  (ii) By-Laws. Incorporated by reference to Amendment No. 39 to the Registration Statement.

                  (iii) Instruments Defining Rights of Security Holders. Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 22, 1976 -- Registration No. 2-38679 ("Amendment No. 24 to the Registration Statement").

                  (iv) Investment Advisory Contracts. Form of Advisory Agreement between the Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 20, 1997 -- Registration No. 2-38679 ("Amendment No. 37 to the Registration Statement").

                  (v) Underwriting Contracts. Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc. Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 1999 -- Registration No. 2-38679.

                  (vi)     Bonus or Profit Sharing Contracts. Not applicable.

                  (vii) Custodian Agreements. Form of Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to the Supplemental Prospectus filed with the Securities and Exchange Commission on or about November 11, 1991.

                  (viii) Other Material Contracts. Form of Transfer Agency Services Agreement between the Registrant and PFPC, Inc. Incorporated by reference to Amendment No. 24 to the Registration Statement.

                  (ix)     Legal Opinion.

                                 (A)     Opinion of Counsel. Incorporated by
                                         reference to Amendment No. 37 to the
                                         Registration Statement.

                                 (B)     Representation and Consent of Counsel.

                  (x) Other Opinions. Consent of Certified Independent Public Accountants.

                  (xi)     Omitted Financial Statements. Not applicable.

                  (xii)    Initial Capital Agreements. Not applicable.

                  (xiii) Rule 12b-1 Plan. Form of Distribution and Service Plan. Incorporated by reference to Amendment No. 24 to the Registration Statement.

                  (xiv)    Rule 18f-3 Plan. Not applicable.

                  (xv) Codes of Ethics. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 26, 2001 - Registration No. 2-38679.

Item 24. Persons Controlled by or under Common Control with the Fund.

         The Registrant, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. share a common investment adviser and thus may be deemed to be under common control, although the Registrant does not concede that they are under common control.

Item 25.  Indemnification.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article XXX of the Fund's By-Laws (Exhibit 2 to the Registration Statement), any person made a party to any action, suit or proceeding by reason of the fact that such person, or such person's testator or intestate is or was an officer, director and employee of the Registrant, or of any other corporation which such person served as such at the request of the Registrant, shall be indemnified by the Registrant against the reasonable expenses, including damages and attorney's fees, actually incurred by such person in the defense of such action, suit or proceeding, or in connection with any appeal therein, provided, however, that such indemnification shall not apply to any acts by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Section 145 of the General Corporation Law of the State of Delaware permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

         Section 8 of the Advisory Agreement (Exhibit 5 to the Registration Statement) limits the liability of the Adviser to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

         Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

         (i) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

         (ii) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

         (iii) Such promise must be secured by a surety bond or other suitable insurance; and

         (iv) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26.  Business and Other Connections of the Investment Adviser.

         See "Management, Organization and Capital Structure of the Funds - Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services - Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

         The business and other connections of the Adviser's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 222 State Street, Portsmouth, NH 03801.

                                    Position(s) Held with the
Name                                        Adviser                              Principal Occupation(s)
----                                -------------------------                    -----------------------
Katherine Shadek Boyle              Senior Vice President;             Senior Vice President, Pax World
                                    Director                           Management Corp.

Anita Green                         Co-Treasurer                       Director of Social Research and Corporate
                                                                       Activities for the Pax World Fund Family
                                                                       and Pax World Management Corp.;
                                                                       Co-Treasurer, Pax World Management Corp.;
                                                                       Co-Treasurer, Pax World Balanced Fund,
                                                                       Inc.; Assistant Treasurer, Pax World
                                                                       Growth Fund, Inc.; Assistant Treasurer,
                                                                       Pax World High Yield Fund, Inc.

Janet Lawton Spates                 Co-Treasurer                       Operations Manager for the Pax World Fund
                                                                       Family and Pax World Management Corp.;
                                                                       Co-Treasurer, Pax World Management Corp.;

                                                                       Co-Treasurer, Pax World Balanced Fund,
                                                                       Inc.; Assistant Treasurer, Pax World
                                                                       Growth Fund, Inc.; Assistant Treasurer,
                                                                       Pax World High Yield Fund, Inc.

Thomas W. Grant                     President; Director                President, Pax World Management Corp.;
                                                                       Vice Chairman of the Board and President,
                                                                       Pax World Balanced Fund, Inc.; President,
                                                                       Pax World Growth Fund, Inc.; President,
                                                                       Pax World High Yield Fund, Inc.;
                                                                       President, Pax World Money Market Fund,
                                                                       Inc.; President, H. G. Wellington & Co.,
                                                                       Inc.

James M. Shadek                     Senior Vice President for          Senior Vice President for Social Research
                                    Social Research; Secretary;        and Secretary, Pax World Management
                                    Director                           Corp.; Treasurer, Pax World Growth Fund,
                                                                       Inc.; Treasurer, Pax World High Yield
                                                                       Fund, Inc.; Account Executive, H. G.
                                                                       Wellington & Co., Inc.

Laurence A. Shadek                  Chairman of the Board;             Chairman of the Board, Pax World Management
                                    Director                           Corp.; Chairman of the Board, Pax World
                                                                       Balanced Fund, Inc.; Chairman of the
                                                                       Board, Pax World Growth Fund, Inc.;
                                                                       Chairman of the Board, Pax World High
                                                                       Yield Fund, Inc.; Executive Vice
                                                                       President, Pax World Money Market Fund,
                                                                       Inc.; Executive Vice President, H. G.
                                                                       Wellington & Co., Inc.

Thomas F. Shadek                    Senior Vice President              Senior Vice President - Marketing, Pax
                                    - Marketing; Director              World Management Corp.

Item 27.  Principal Underwriters

          Not applicable.

Item 28.  Location of Accounts and Records

         The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by PFPC, Inc. and are located at 400 Bellevue Parkway, Wilmington, DE 19809-3853. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by the Fund at 222 State Street, Portsmouth, NH 03801and by the State Street Bank and Trust Company at 225 Franklin Street, Boston MA 02110. The Applicant's corporate minute books are kept at the law offices of Kurzman Karelsen & Frank, LLP, 230 Park Avenue, New York, NY 10169.

Item 29.  Management Services

         Other than as set forth under the caption "Management, Organization and Capital Structure of the Funds - Adviser" in the Prospectus and the caption "Investment Advisory and Other Services - Adviser" in the Statement of

Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registrant's Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registrations statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 15th day of May, 2003.

                                            PAX WORLD BALANCED FUND, INC.

                                            By:  /s/ Thomas W. Grant
                                                 ----------------------------
                                                     Thomas W. Grant
                                                     President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  Signature                        Title                Date
                  ---------                        -----                ----

         /s/ Laurence A. Shadek            Chairman of the Board,      5/15/03
         ---------------------------       Director
         Laurence A. Shadek

         /s/ Thomas W. Grant               President, Director         5/15/03
         ---------------------------
         Thomas W. Grant

         /s/ Anita D. Green                Co-Treasurer                5/15/03
         ---------------------------
         Anita D. Green

         /s/ Janet L. Spates               Co-Treasurer                5/15/03
         ---------------------------
         Janet L. Spates

         /s/ Carl H. Doerge, Jr.           Director                    5/15/03
         ---------------------------
         Carl H. Doerge, Jr.

         /s/ James M. Large, Jr.           Director                    5/15/03
         ---------------------------
         James. M. Large, Jr.

         /s/ Joy L. Liechty                Director                    5/15/03
         ---------------------------
         Joy L. Liechty

         /s/ Sanford C. Sherman            Director                    5/15/03
         ---------------------------
         Sanford C. Sherman

         /s/ Nancy S. Taylor               Director                    5/15/03
         ---------------------------
         Nancy S. Taylor

         /s/ Esther J. Walls               Director                    5/15/03
         ---------------------------
         Esther J. Walls

                          PAX WORLD BALANCED FUND, INC.

                                  Exhibit Index


      1.    Articles of Incorporation.*

      2.    By-Laws.*

      3.    Instruments defining rights of security holders.*

      4. Form of Advisory Agreement between the Registrant and Pax World Management Corp.*

      5. Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc.*

      6.    Not applicable.

      7. Form of Custodian Contract between the Registrant and State Street Bank and Trust Company.*

      8. Form of Transfer Agency Services Agreement between the Registrant and PFPC, Inc.*

      9(a). Opinion of Counsel.*

      9(b). Representation and Consent of Counsel.**

      10.   Consent of Certified Independent Public Accountants.**

      11.   Not applicable.

      12.   Not applicable.

      13.   Form of Distribution and Service Plan.*

      14.   Not applicable.

      15.   Codes of Ethics.*

-------
*     Previously filed and not filed herewith.
**    Filed herewith.